UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3462

The Flex-funds Trust

6125 Memorial Drive

Dublin, OH 43017

Bruce McKibben

c/o The Flex-funds Trust

6125 Memorial Drive

Dublin, OH 43017

Registrant’s telephone number, including area code: 800-325-3539

Date of fiscal year end: December 31, 2004

Date of reporting period: June 30, 2004

Item 1. Report to Stockholders.

The Flex-funds

The Muirfield Fund ®

The Dynamic Growth Fund

The Aggressive Growth Fund

The Total Return Utilities Fund

The Highlands Growth Fund ®

The U.S. Government Bond Fund

The Money Market Fund

2004 Semiannual Report

June 30, 2004

The Flex-funds

Managed by Meeder Asset Management, Inc.

6125 Memorial Drive, Dublin Ohio, 43017

Call Toll Free 800-325-3539 | 614-760-2159

Fax: 614-766-6669 | www.flexfunds.com

Email: flexfunds@meederfinancial.com

2004 Semiannual Report | June 30, 2004	The Flex-funds

2004 Semiannual Report

The Flex-funds	2004 Semiannual Report | June 30, 2004

Robert Meeder, Jr.

President

Meeder Asset Management, Inc.

Letter to Shareholders

Stocks have trended sideways for most of the year so far, bound within a narrow trading range as investors grappled with many uncertainties, from the future direction of interest rates to political transition both at home and abroad. In the 2nd Quarter, activity in the equity market can be best described as a “whipsaw”: a short-term correction in April and May was followed by a quick rebound in June. Despite the volatility, a few leaders have emerged thus far in 2004: small- and mid-cap stock indices have outperformed the overall market, and large-cap value indices have demonstrated relative strength. Meanwhile, emerging markets and precious metals, which had performed well during last year’s rally, fell back in the first half of this year. Bond investors were hit hard in the 2nd Quarter, as the value of fixed income securities declined with the across-the-board rise in interest rates. Much of this activity in the bond market was expected, as investors anticipated the Federal Reserve’s quarter-point hike in the Fed funds target rate on June 30th.

Investment conditions have changed significantly from June 30th of last year to June 30th of this year. Last year, the liquidity-fueled equity rally was in its early stages, fired by the double-barrel effects of highly stimulative fiscal and monetary policies and growing improvement in the economy. Today, many of the conditions that energized last year’s favorable market performance remain in place. However, the market may have already discounted any future economic growth and improvement in corporate earnings. In addition, concerns over rising interest rates, rising inflation, and political uncertainty are clouding the investment horizon. These factors and others impacted the market in the first half of 2004, and will likely influence investor sentiment in the next six months of the year:

•	The Stock Market: Last year’s rally was supported by strong uptrends in several internal indicators of market performance. Market breadth expanded in the second half of 2003, as more stocks advanced on a daily basis than declined. Also, the trend in new 52-week highs gradually improved, while very few stocks were hitting new 52-week lows. So far this year, the uptrend in the equity market has stalled while the major indices entered a consolidation pattern. The number of stocks hitting new 52-week lows has expanded (mainly interest-rate sensitive issues such as preferred stocks, closed-end bond funds, etc.) as new 52-week highs have dropped off slightly. Advance/decline statistics have consolidated along with the major market indices, but have not corrected. Although the trends among various internal indicators have changed over the last twelve months, they continue to support a positive risk/reward relationship in the stock market.

•	Interest Rates: On June 30th of last year, interest rates hovered at 45- year lows, thanks to an accommodative monetary policy by the Federal Reserve Board. The favorable interest rate environment had produced a surge of home construction and mortgage refinancing. Low interest rates also aided businesses and consumers, who benefited from reduced borrowing costs.

On June 30th of this year, the Federal Reserve raised the Fed funds target rate by one-quarter of one percent to 1.25%. This rate hike was hardly a surprise, since investors had been anticipating the increase for some time. In January, the Fed had prompted the notion among investors that the days of an accommodative monetary policy were numbered, by omitting the words “for a considerable period” when discussing their intention to leave interest rates at their then-current level. Rates began rising across the board in March, most dramatically among bonds of longer maturities,

2004 Semiannual Report | June 30, 2004	The Flex-funds

when data began to show continued improvement in the economy, particularly in the employment markets. The market consensus at present says that the Federal Reserve is just beginning what will likely become a series of rate increases. But even if rates rise at a modest pace (as we expect,) they should remain low on an absolute basis and allow for continued economic growth and price stability.

Even if rates rise at a modest pace (as we expect,) they should remain low on an absolute basis and allow for continued economic growth and price stability.

•	Inflation: Inflation had been muted for most of last year, even with the effects of double-barreled fiscal and monetary stimulus pumping money into the economy. The Fed had been engaged in a 20-year war against inflation, beginning back in 1982 when Paul Volker was at the helm of the central bank. Last year, when Alan Greenspan and his band of Fed governors began worrying less about inflation and more about the threat of deflation, it essentially signaled the end of the war on inflation and the start of a new role for the Federal Reserve – that of keepers of the peace, charged with maintaining price stability consistent with solid economic growth.

Energy prices were particularly volatile last quarter, as the price of oil climbed to more than $42 a barrel and U.S. gasoline prices rose to an average of $2.10 per gallon. Rising energy prices act like a tax on businesses and consumers, siphoning dollars that would otherwise be spent on goods and services or counted as earnings. Oil prices came down modestly from their highs as the 2nd Quarter ended. Drivers experienced some relief as well, as prices at the gas pumps declined even as the peak summer driving season approached. Increases in output from OPEC member countries, and in particular from the start-up of production in Iraq, helped ease some of the upward pressure on oil prices, although vulnerabilities in the supply chain, such as tanker shortages or sabotage on oil pipelines, may lead to continued volatility in the future.

•	Economic Recovery: The second half of last year saw the U.S. economic recovery accelerate at a robust pace. The GDP growth rate was clocked at 8.2% in the 3rd Quarter of 2003 – the fastest pace of economic growth in nearly 20 years – and continued to post strong numbers in subsequent quarters. Nearly all measurements of economic health indicated positive conditions for the U.S. economy over the last 12 months: gains were made in productivity, manufacturing, consumer confidence, and retail sales, among other indicators. Corporations were also doing well, registering record profits in 2003 and announcing improving quarterly earnings. The only holdout was employment, which in typical fashion lagged other economic indicators during the blossoming recovery. Improvement in the job market finally fell into place in the 2nd Quarter of 2004, with robust employment growth figures reported for March, April, and May. The economic recovery, which reportedly was on shaky ground earlier this year, now seems strong enough to roll on through the rest of this year. However, the market may have discounted most or all of the recovery already.

•	U.S. Dollar: The value of the U.S. dollar relative to other currencies had declined considerably in 2003. The dollar’s depreciation rippled through many sectors of the economy, hurting foreign investors who saw the value of their U.S. investments lose value, but aiding domestic exporters who gained a degree of pricing power in overseas markets. The dollar took an upswing in the 2nd Quarter, breaking its long-term down trend. This reversal was felt in the precious metals markets, as gold prices dropped from a high of $433 per ounce on April 1st to a low of $375 per ounce on May 10th.

Continued on Page 4

The Flex-funds	2004 Semiannual Report | June 30, 2004

Letter to Shareholders Continued from Page 3

The market now sees, with the emergence of Kerry, the likelihood of a more contentious campaign this November.

•	Taxes: On May 28th of last year, President Bush signed the Jobs & Growth Tax Relief Reconciliation Act, adding fiscal stimulus to the accommodative monetary policy of low interest rates as a means of jump-starting the economic recovery. The legislation lowered taxes for nearly all taxpayers, as well as offered benefits to investors including reduced tax rates on capital gains and qualified dividends. Some of the effects of the tax cut were felt immediately, such as the child tax credit rebate checks that were forwarded to parents with minor children last summer. The passage of tax relief sparked the strong stock market rally that ensued in the second half of 2003 and provided a boost to the economy at a critical time. Today, the markets continue to benefit from the positive results of the tax cut, although the market has largely discounted these effects already.

•	Political Transition: As we have noted in previous commentaries, the third year has historically been the best year of the four-year presidential cycle for the stock market. Last year, stocks experienced strong gains consistent with this historical pattern. This year, the possibility of transition in the Oval Office creates an environment of uncertainty which could work against the markets. In fact, the stock market appeared to have entered its current trading range around the same time that John Kerry became the likely Democratic nominee for this fall’s presidential election. Where the market once saw a landslide re-election for George Bush over former Democratic front-runner Howard Dean, now it sees with the emergence of Kerry the likelihood of a more contentious campaign this November.

Another transition that will be on the minds of many citizens over the next six months is the handover of authority in Iraq to a sovereign government of Iraqi citizens, which occurred officially on June 28th. Ongoing bloodshed and turmoil in parts of the country present substantial risks to the successful transfer of power, with the markets and the rest of the world watching the outcome closely. A worsening of the situation in Iraq, or any terrorist attacks within the U.S. or elsewhere in the world, would likely have an adverse impact on market conditions.

Looking ahead, the major events on the horizon that may sway the direction of the investment markets in the second half of the year are rising interest rates, progress in Iraq and the war on terror, and the upcoming presidential election. The market has already begun to discount future interest rate increases, but many will be watching just how far and how fast the Federal Reserve will go in raising short-term interest rates. Additionally, the developing political situations both at home and abroad, and the ever-present possibility of a terrorist attack are also likely to affect investors’ attitudes and expectations for the future. As always, we will continue to monitor market conditions on a daily basis and employ our disciplines to manage the Funds according to your expectations.

Sincerely,

Robert Meeder, Jr.
President
Meeder Asset Management, Inc.
August 24, 2004

2004 Semiannual Report | June 30, 2004	The Flex-funds

The Muirfield Fund

Performance Perspective

Period & Average Annual Total Returns as of June 30, 2004	2004 YTD	1 year	3 years	5 years	10 years	Since Inception
The Muirfield Fund	3.55%	21.87%	3.62%	-2.10%	7.69%	8.98%[1]
S&P 500 Index[3]	3.44%	19.10%	-0.69%	-2.20%	11.82%	10.96%[2]
Morningstar’s Average Asset Allocation Fund[4]	1.72%	12.90%	2.18%	2.23%	8.26%	9.16%[2]

[1]	Inception Date: 8/10/88.

[2]	Average annual total return from 8/1/88 to 6/30/04.

Source for index and average fund data: Morningstar, Inc.

Semiannual Market Perspective

Robert S. Meeder, Sr.

Portfolio Manager

Kevin J. Kranz

Asst. Portfolio Manager

The U.S. equity markets were more volatile during the 2nd Quarter than the quarter-end performance indicates. During the three-month period, the stock market went through a corrective stage, as the S&P 500 Index, Dow Jones Industrial Average, and the Nasdaq Composite Index lost 5.5%, 5.9%, and 9.7% respectively from their quarterly highs to their low points in mid-May. Then, the major equity indices rebounded through the end of June, resulting in marginal gains for the quarter.

The Muirfield Fund reacted to the decline by holding a defensive position in cash of 35% of total assets until after the middle of May. At that point, the Fund returned to a fully-invested position in the stock market. In addition to adopting these defensive positions, the Fund was also structured to be less volatile than it was last year. This year, we hold more large-cap funds, and our holdings are tilted more toward value than growth. At quarter end, The Muirfield Fund returned 3.55% year-to-date. Over the same period, the S&P 500 Index returned 3.44%, and the average asset allocation fund returned 1.72%, according to Morningstar, Inc.

Investors had many geopolitical and economic factors to consider during the quarter. Some of the highlights include the government handover in Iraq, an expected rise in short-term interest rates thanks to the Federal Reserve, mixed economic data, the threat of inflation, expansion of terrorism into Saudi Arabia, and higher oil prices. These are challenging events for investors to navigate, but the market worked through the majority of these concerns to end the quarter on an up-note.

Nobody knows what tomorrow holds, but the market normally does a good job of discounting the future. Since the beginning of the year, the market has been trading in a narrow range and has not given clear indications of its future direction, even though on balance there has been a positive bias to the market. The uncertainty can be attributed to any combination of the aforementioned fears, but as evident in the market’s overall price action thus far this year, it is clear that the market is less optimistic now than it was last year. Plus, the market may have already discounted the recent improvement in the U.S. economy during the strong advance of the last 5 quarters. Either way, our defensive equity discipline is intended to protect investors’ assets on the down side while seeking to participate in market advances.

Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended June 30, 2004, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Expenses were reimbursed and/or management fees were waived in order to reduce the operating expenses of The Muirfield Fund during the periods shown above.

[3]	The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The S&P 500 Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

[4]	An index of funds such as Morningstar’s Average Asset Allocation Fund index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

The Flex-funds	2004 Semiannual Report | June 30, 2004

The Dynamic Growth Fund

Performance Perspective

Period & Average Annual Total Returns as of June 30, 2004	2004 YTD	1 year	5 years	Since Inception
The Dynamic Growth Fund	-1.96%	18.99%	—	-6.04%[1]
Meeder Asset Management, Inc. Growth Accounts Composite [4]	-1.08%	20.99%	2.29%	12.47%[2]
S&P 500 Index [5]	3.44%	19.10%	-2.20%	-2.58%[3]
Morningstar’s Average Growth Fund [6]	3.48%	20.15%	0.15%	-2.89%[3]

[1]	Inception Date: 2/29/00.

[2]	Inception Date: 12/31/94.

[3]	Average annual total return from 3/1/00 to 6/30/04.

Source for index and average fund data: Morninstar, Inc.

Semiannual Market Perspective

Robert M. Wagner, CFA

Portfolio Manager

During the stock market rally in the 12-month period from March 31, 2003 to March 31, 2004, The Dynamic Growth Fund outperformed the major equity market indices and its peer group, thanks in part to our allocation targeting the small- and mid-cap stock funds and funds closely correlated to the Nasdaq Composite Index. These areas of the market were the leaders during this rally, which was characterized by a strongly trending market that rewarded a patient approach in executing our discipline. During this period, every short-term correction resulted in a rally that surpassed the level reached prior to the correction. The best strategy in this kind of environment is to be patient and buy the market leading funds, holding them as long as the relative strength and trends exist.

However, as market conditions rapidly transitioned from one of a trending market to a sideways market this past quarter, the patient approach that worked so well over the 12-month period ending March 31, 2004 worked instead to the detriment of the Fund. Early in the 2nd Quarter, the previous leaders quickly became laggards, and rallies that used to carry the funds above previous highs failed to do so as the choppy markets became range-bound. Changes were made to the Fund to adjust to this new environment, eliminating or reducing the more volatile holdings and adding less volatile ones. In hindsight, the timing of the changes was not optimal for the market conditions that followed, and resulted in disappointing performance for the quarter. These conditions contributed to the Fund’s underperformance relative to its benchmark for the first half of 2004.

At the midpoint of the year, the Fund is targeting large-cap value funds, with some exposure to mid- and small-cap funds as well. Looking forward, we are waiting for the markets to emerge from their current trading ranges, and will adjust the portfolio accordingly. While these transitional periods can be difficult for our relative strength discipline, fortunately they are few and far between and can be overcome during periods when the market is demonstrating a clearer trend, which is typically the majority of the time. We are confident that our investment discipline will continue to allow the Fund to provide investors with returns that outpace its benchmarks over the long-term.

Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended June 30, 2004, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Expenses were reimbursed and/or management fees were waived in order to reduce the operating expenses of The Dynamic Growth Fund during the periods shown above.

[4]	The returns for the Meeder Asset Management, Inc. Growth Accounts Composite represent a composite of the private accounts managed by Meeder Asset Management, Inc., manager of The Flex-funds, which employ a similar investment strategy to The Dynamic Growth Fund, and are net of investment advisory fees. We have included the returns of these privately-managed accounts to present the long-term performance of the investment strategies employed by The Dynamic Growth Fund. Please refer to the disclosure on page 12 for a description of what these returns represent and what they do not represent.

[5]	The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The S&P 500 Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

[6]	An index of funds such as Morningstar’s Average Growth Fund index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

2004 Semiannual Report | June 30, 2004	The Flex-funds

The Aggressive Growth Fund

Performance Perspective

Period & Average Annual Total Returns as of June 30, 2004	2004 YTD	1 year	5 years	Since Inception
The Aggressive Growth Fund	-2.41%	19.96%	—	-9.45%[1]
Meeder Asset Management, Inc.
Aggressive Growth Accounts Composite [4]	-1.99%	20.53%	2.54%	12.80%[2]
Morningstar’s Average Aggressive Growth Fund[5]	4.02%	22.02%	0.62%	-10.33%[3]
Nasdaq Composite Index[6]	2.22%	26.19%	-5.28%	-17.29%[3]

[1]	Inception Date: 2/29/00.

[2]	Inception Date: 12/31/94.

[3]	Average annual total return from 3/1/00 to 6/30/04.

Source for index and average fund data: Morningstar, Inc.

Semiannual Market Perspective

Robert M. Wagner, CFA

Portfolio Manager

During the 12-month period ending March 31, 2004, strong uptrends in the major stock market indices resulted in one of the best periods for equity investors in quite some time. Patience was rewarded throughout this rally as the market worked through minor corrections and climbed to higher ground. In particular, performance was exceptionally strong for the Nasdaq Composite Index as well as small- and mid-cap stocks, and we targeted these areas of the market for investment in The Aggressive Growth Fund. Our relative strength strategy helped the Fund significantly outperform both the major equity market indices and its peer group during this period.

The 2nd Quarter of 2004 was very much unlike the previous 12-month period, as the stock market exhibited corrective and choppy performance. The laggards of last year became the better performing groups over the last three months. The best example of this rotation is the recent strength of value stocks and the relative weakness of the high-tech stocks in the Nasdaq Composite Index.

Unfortunately, when we made our portfolio changes to adjust to the new conditions in the market, the volatility of the market accelerated and worked against our trades. The end result was a loss for the 2nd Quarter that eliminated our gains of the 1st Quarter. These conditions contributed to the Fund’s underperformance relative to its benchmark for the first six months of the year.

It is important to note that these sharp changes in market leadership occur infrequently, and we strive to overcome the underperformance that results from these periods by seeking stronger performance over the long-term. The Fund will strive to achieve competitive returns over the long-term, despite these short-term challenges to our investment discipline.

Past performance does not guarantee future results. All performance figures represent period and average annual total returns for the periods ended June 30, 2004, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Expenses were reimbursed and/or management fees were waived in order to reduce the operating expenses of The Aggressive Growth Fund during the periods shown above.

[4]	The returns for the Meeder Asset Management, Inc. Aggressive Growth Accounts Composite represent a composite of the private accounts managed by Meeder Asset Management, Inc., manager of The Flex-funds, which employ a similar investment strategy to The Aggressive Growth Fund. We have included the returns of these privately-managed accounts to present the long-term performance of the investment strategies employed by The Aggressive Growth Fund. Please refer to the disclosure on page 12 for a description of what these returns represent and what they do not represent.

[5]	An index of funds such as Morningstar’s Average Aggressive Growth Fund index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

[6]	The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq national market and small-cap stocks. The Nasdaq Composite Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

The Flex-funds	2004 Semiannual Report | June 30, 2004

The Highlands Growth Fund

Performance Perspective

Period & Average Annual Total Returns as of June 30, 2004	2004 YTD	1 year	5 years	10 years	Since Inception
The Highlands Growth Fund	1.35%	15.36%	-4.31%	7.39%	7.21%[1]
S&P 500 Index [3]	3.44%	19.10%	-2.20%	11.82%	12.81%[2]

[1]	Inception Date: 3/20/85. [2] Average annual total return from 3/29/85 to 6/30/04. Source for index data: Morningstar, Inc., Bloomberg

Semiannual Market Perspective

William L. Gurner

Portfolio Manager

The Highlands Growth Fund gained 1.08% in the 2nd Quarter of 2004, bringing the Fund’s year-to-date return to 1.35%. In comparison, the S&P 500 Index rose 1.72% in the 2nd Quarter, for a yearto- date gain of 3.44%.

While it is good news that the stock market managed to show some progress in the first half of the year, what is amazing is that it was able to do so despite a raft of problems and uncertainties facing investors. Nearly every business and consumer had to deal with higher oil prices, higher interest rates, potentially higher inflation, and heavy debt burdens held by many Americans. On top of that, investors also had to tackle election year politics, fears of future terrorist attacks, and uncertainty regarding the length of our military’s continuing engagement in Iraq.

Thus far in 2004, we have sought to add value to investors and control their exposure to risk, by striving to reduce the number of stocks held in the Fund’s portfolio. At this midpoint of the year, we are holding approximately 115 stocks; one year ago, this number was nearly twice as much. Performance has lagged occasionally in the short term as we have cut back on the total number of our portfolio holdings. In the long run, we believe these efforts should aid shareholders, as we focus more of the Fund’s assets on the select stocks we feel are poised to grow in the future.

Our view on equities remains bullish. We believe that demand for U.S. stocks is as high as it has ever been, possibly higher. Price/earnings ratios have come down somewhat from where they were at the start of the year. And investors from around the world continue to invest their assets in U.S. equities. With higher inflation looming on the horizon, we believe equities continue to be one of the best long-term investments for producing real rates of return. We believe large-cap stocks will reap the benefits of the on-going positive economic conditions, and that our “sector neutral, style neutral” strategy will enable investors to take advantage of the opportunities that the market will present.

Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended June 30, 2004, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Expenses were reimbursed and/or management fees were waived in order to reduce the operating expenses of The Highlands Growth Fund during the periods shown above.

[3]	The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The S&P 500 Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

2004 Semiannual Report | June 30, 2004	The Flex-funds

The Total Return Utilities Fund

Performance Perspective

Period & Average Annual Total Returns as of June 30, 2004	2004 YTD	1 year	5 years	Since Inception
The Total Return Utilities Fund	2.84%	10.51%	-2.02%	7.09%[1]
S&P 500 Utilities Index [3]	3.79%	11.44%	-2.01%	5.22%[2]
Average Utility Fund [4]	4.27%	14.98%	-1.93%	7.58%[2]

[1]	Inception Date: 6/21/95. [2] Average annual total return from 6/30/95 to 6/30/04.

Source for index data: Bloomberg. Source for average fund data: Morningstar, Inc.

Semiannual Market Perspective

Lowell G. Miller

Portfolio Manager

The Total Return Utilities Fund had a positive 2nd Quarter, even as the yield on 10-year U.S. Treasuries climbed over three-quarters of a percentage point. The Fund gained 0.66% for the 2nd Quarter, outperforming its new benchmark, the S&P 500 Utilities Index, which returned -1.31%. Year-to-date, the Fund has gained 2.84%, compared with the 3.77% year-to-date return of the S&P 500 Utilities Index.

Most of the Fund’s favorable performance for the 2nd Quarter came from our holdings among the exploration and pipeline (E&P) gas producers and from diversified utilities with natural gas production. We had been forecasting a new paradigm for natural gas prices in response to fundamental tightness in the supply and demand for gas in North America. Our early positioning of the Fund to overweight companies that stand to benefit from sustained higher natural gas prices has begun to pay off. Our more traditional electric and gas utilities lagged in the 2nd Quarter, more in line with the general utilities sector, but still were not especially problematic. Indeed, some of these companies have begun to look increasingly attractive on our valuation measures.

So far this year, it has been the lower quality or turnaround utility stocks that have led the benchmark index higher. In fact, the top ten performers in the S&P 500 Utilities Index are unavailable to the Fund to invest in, due to the fact that they either engage in nuclear power generation (which is against our socially responsible investment policy) or are of low financial quality. We did well to stay within one percentage-point of the index without holding the benchmark leaders.

We are pleased with the Fund’s balance of conservative, regulated utilities that steadily increase their dividends, as well as our diversified utility holdings that have exposure to rising gas prices. Further, our holdings in the E&P gas sector are working well, with significant upside potential if natural gas prices remain high. With earnings from our conservative utilities holdings likely to benefit from an improving economy and hotter weather in the summer forecast, we believe that steady dividend increases may insulate the Fund from any interest-rate induced malaise.

Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended June 30, 2004, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Expenses were reimbursed and/or management fees were waived in order to reduce the operating expenses of The Total Return Utilities Fund during the periods shown above. Because The Total Return Utilities Fund concentrates its investments in public utility companies, the value of the Fund’s shares may fluctuate more than if invested in a greater number of industries. Changes in interest rates may also affect the value of utility stocks, and rising interest rates can be expected to reduce the Fund’s net asset value.

[3]	The S&P 500 Utilities Index is an unmanaged index of 33 utility sector stocks. This index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index. The S&P 500 Utilities Index replaces the Fund’s previous benchmark, the New York Stock Exchange Utilities Index, which was discontinued at the start of this year.

[4]	An index of funds such as Morningstar’s Average Utility Fund index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

The Flex-funds	2004 Semiannual Report | June 30, 2004

The U.S. Government Bond Fund

Performance Perspective

Period & Average Annual Total Returns as of June 30, 2004	2004 YTD	1 year	5 years	10 years	Since Inception
The U.S. Government Bond Fund	-0.47%	-3.56%	3.12%	5.11%	6.01%[1]
Lehman Bros. Intermediate Government/Credit Index [2]	-0.10%	-0.06%	6.75%	6.89%	n/a
Morningstar’s Average General U.S. Government Bond Fund[3]	-0.23%	-0.77%	5.45%	5.82%	n/a

[1]	Inception Date: 5/9/85. Source for index and average fund data: Morningstar, Inc.

Semiannual Market Perspective

Joseph A. Zarr

Co-Portfilio Manager

Christopher M. O’Daniel

Co-Portfilio Manager

For the 2nd Quarter of 2004, The Flex-funds U.S. Government Bond Fund returned –3.89%. Year-to-date, the Fund has returned –0.47%.

Our strategy for managing the Fund is to invest in longer- term securities when we believe rates are falling and bond prices are appreciating. When we believe rates are rising and prices are falling, we invest in short-term securities as a means of protecting investor capital during this high-risk market environment. We began the 2nd Quarter with an average maturity in the Fund of almost nine years, as the trend in bond prices was generally positive. Early on in the quarter, yields on 10-year notes rocketed more than one full percentage point over a 45-day period, from 3.8% on March 30th to over 4.8% in mid-May. In early April, the Fund began to transition away from the intermediate range of the market and focus on shorter-term maturities. In May, we shortened our average maturity even more, as the trend toward higher yields and lower prices persisted. Prior to and during the initial phases of the decline, the Fund’s average maturity was greater than that of its benchmark, resulting in the Fund’s underperformance relative to its benchmark for the first half of 2004. At the midpoint of the year, the average maturity of the Fund hovered around four years.

Our belief is that yields rose a bit too quickly as we entered mid-May and needed time to work off the momentum realized during the swift drop in prices for all fixed-income securities. A short-term reversal in prices to the upside would not be unexpected, as it appears as though the market moved too fast in too short a time. There may be times like these when it is advantageous to invest in longer-term securities for brief periods. But our underlying belief is that yields should continue higher for the remainder of the year. We would not be surprised to see the average maturity of the Fund reduced even more over the coming months.

Past performance does not guarantee future results. All performance figures represent average annual total returns for the periods ended June 30, 2004, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Expenses were reimbursed and/or management fees were waived in order to reduce the operating expenses of The U.S. Government Bond Fund during the periods shown above.

[2]	The Lehman Brothers Intermediate Government/Credit Index is an unmanaged index of fixed-rate bonds issued by the U.S. Government and its agencies that are rated investment grade or higher, have one to ten years remaining until maturity, and at least $100 million outstanding. The Lehman Brothers Intermediate Government/Credit Index does not take into account the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. One cannot invest directly in an index.

[3]	An index of funds such as Morningstar’s Average General U.S. Government Bond Fund index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

2004 Semiannual Report | June 30, 2004	The Flex-funds

The Money Market Fund

Performance Perspective

Period & Average Annual Total Returns as of June 30, 2004	2004 YTD	1 year	5 years	10 years	Since Inception
The Money Market Fund	0.41%	0.83%	3.14%	4.22%	5.26%[1]
Lipper’s Average General Purpose Money Market Fund[3]	0.17%	0.35%	2.62%	3.81%	4.84%[2]
Current & Effective Yields	7-day simple yield: 0.88%		7-day compound yield: 0.88%

[1]	Inception Date: 3/27/85 [2] Average Annual total return from 3/31/85 to 6/30/04. Source for average money market fund data: Lipper, Inc.

As of June 30, 2004, yield quotations more closely reflect the earnings of The Money Market Fund than total return quotations.

Semiannual Market Perspective

Joseph A. Zarr

Co-Portfilio Manager

Christopher M. O’Daniel

Co-Portfilio Manager

The Flex-funds Money Market Fund continued to provide investors with competitive yields throughout the 2nd Quarter of 2004. According to iMoneyNet, Inc., the Fund ranked among the top 10 general purpose money market funds for highest 12-month yield as of June 30, 2004.

For the year-to-date, the Fund has outperformed its peer group with a return of 0.41%, compared to the 0.17% year-to-date return of the average general purpose money market fund, according to Lipper, Inc.

Investors were finally able to see the light at the end of the interest rate tunnel during the 2nd Quarter, as short-term rates began to move upward. Economic statistics revealed rapid growth in the job market, while the new concern among investors turned to in-flation as opposed to the specter of deflation, which had held participants mesmerized for much of 2003.

In response to these and other market conditions, the Federal Reserve issued a quarter-point hike in the Fed funds target rate on the last day of the quarter, and suggested that future increases in rates would come at a “measured” pace. Federal Reserve watchers forwarded the argument that the Fed had fallen behind the curve by waiting so long to raise interest rates, highlighting the fact that short-term rates were already moving up at more than a measured pace, potentially leaving the projected incremental increases by Mr. Greenspan in the dust. Whether that happens to come about remains to be seen. For now, we expect gradual increases in the Fed funds target rate, continuing through the remainder of the year.

Our outlook calls for money market yields to increase through the end of the year, as they approach a more normal relationship with the rate of inflation. However, we are not among those money managers calling for an increase to the 3% level by year-end, since it may not be unlikely that the current pace of economic growth can be maintained over an extended period of time.

Past performance does not guarantee future results. Except for the current and effective yields, all performance figures represent average annual total returns for the periods ended June 30, 2004, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Expenses were reimbursed and/or management fees were waived in order to reduce the operating expenses of The Money Market Fund during the periods shown above. Investments in The Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in The Money Market Fund.

[3]	An index of funds such as Lipper’s Average General Purpose Money Market Fund index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy.

The Flex-funds	2004 Semiannual Report | June 30, 2004

PAST PERFORMANCE OF MEEDER ASSET MANAGEMENT, INC. GROWTH AND AGGRESSIVE GROWTH ACCOUNTS COMPOSITES

Purpose of Past Performance. The performance information on Pages 6 & 7 is provided to show the past performance of the advisor in managing substantially similar accounts to The Dynamic Growth Fund and The Aggressive Growth Fund.

What Past Performance Does Not Represent. The past performance shown on Pages 6 & 7 does not represent the performance of The Dynamic Growth Fund or The Aggressive Growth Fund. You should not consider the past performance for account composites shown on Pages 6 & 7 as an indication of the future performance of The Dynamic Growth Fund or The Aggressive Growth Fund.

Similar Accounts. Robert M. Wagner, CFA serves as the advisor’s portfolio manager for privately managed accounts having investment goals, policies, strategies and risks substantially similar to those of The Dynamic Growth Fund and The Aggressive Growth Fund. Substantially all of the assets of these privately managed accounts have invested in mutual funds.

Calculation of Past Performance. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the private accounts without providing for federal or state income taxes. Custodial fees, if any, were not used to reduce performance returns. The advisor’s composite includes all actual, fee paying, discretionary, private accounts managed by the advisor that have investment objectives, policies, strategies and risks substantially similar to those of The Dynamic Growth Fund and The Aggressive Growth Fund. Cash and equivalents are included in performance returns. The returns of the advisor’s composite combine the individual accounts’ returns by asset-weighting each individual account’s asset value as of the beginning of each quarter. The yearly returns are computed by linking the returns of each quarter within the calendar year.

Differences in Regulation. The private accounts that are included in the advisor’s composite are not subject to the same types of expenses to which The Dynamic Growth Fund or The Aggressive Growth Fund are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on The Dynamic Growth Fund or The Aggressive Growth Fund by federal securities laws.

2004 Semiannual Report | June 30, 2004	The Flex-funds

2004 Semiannual Report

Portfolio Holdings &

Financial Statements

Schedule of Investments

June 30, 2004 (unaudited)

The Muirfield Fund

Security Description	Shares or Principal Amount ($)	Value ($)
Registered Investment Companies — 63.0%
Aim Basic Value Fund — Class A #	179,977	5,536,099
Aim Mid Cap Basic Value Fund — Class A #	90,924	1,115,642
American Century Large Company Value Fund — Class A	918,452	5,492,342
American Century Value Fund — Class A	140,805	1,113,766
Federated American Leaders Fund — Class A	154,274	3,637,766
Federated Stock Trust Fund	155,606	5,450,894
Fidelity Advisor Equity Income Fund — Class A	206,287	5,534,681
Heartland Value Fund	103,880	5,534,752
PBHG Mid-Cap Fund #	310,325	5,545,499
The Yacktman Fund	93,268	1,442,859

Total Registered Investment Companies (Cost $35,837,643)		40,404,300

U.S. Government Obligations — 19.8%
U.S. Treasury Bills, 0.99%, due 07/01/04 *	11,500,000	11,499,483
U.S. Treasury Bills, 1.31%, due 09/30/04 *	1,200,000	1,196,136

Total U.S. Government Obligations (Cost $12,695,570)		12,695,619

Repurchase Agreements — 19.1%
Salomon Smith Barney, Inc., 1.55%, 07/01/04, (Collateralized by $12,497,524 various Commercial Paper, at 1.41%-1.44%, due 07/13/04-08/18/04, value — $12,479,969)	12,235,000	12,235,000

Total Repurchase Agreements (Cost $12,235,000)		12,235,000

Total Investments — 101.9% (Cost $60,768,213) (a)		65,334,919

Liabilities less Other Assets — (1.9%)		(1,157,759)

Total Net Assets — 100.0%		64,177,160

Trustee Deferred Compensation **
The Flex-funds Dynamic Growth Fund	2,716	20,424
The Flex-funds Highlands Growth Fund	2,786	41,846
The Flex-funds Muirfield Fund	9,292	46,088
The Flex-funds Total Return Utilities Fund	2,033	29,621

Total Trustee Deferred Compensation (Cost $148,099)		137,979

Security Description	Long Contracts	Unrealized Appreciation
Futures Contracts
Standard & Poors 500 expiring September 2004, notional value $21,097,400	74	36,596

Total Futures Contracts		36,596

(a)	Represents cost for financial reporting purposes and may differ for federal income tax purposes by the amount of losses recognized in excess of federal income tax reporting. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$4,615,342
Unrealized depreciation	(48,636)

Net unrealized appreciation (depreciation)	$4,566,706

#	Represents non-income producing securities.
*	Pledged as collateral on futures contracts.
**	Assets of affiliates to The Muirfield Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

The Flex-funds

Schedule of Investments

June 30, 2004 (unaudited)

The Total Return Utilities Fund

Security Description	Shares or Principal Amount ($)	Value ($)
Common Stocks — 99.2%
Electric/Gas Utility — 15.5%
AGL Resources, Inc.	27,940	811,657
ATMOS Energy Corp.	20,445	523,392
MDU Resources Group, Inc.	35,565	854,627
NiSource, Inc.	50,360	1,038,423

		3,228,099

Electric Utility — 21.4%
Cinergy Corp.	27,270	1,036,260
Consolidated Edison, Inc.	5,085	202,180
DPL, Inc.	20,375	395,683
Energy East Corp.	26,140	633,895
Keyspan Corp.	28,245	1,036,592
IDACORP, Inc.	27,900	753,300
Pepco Holdings, Inc.	21,950	401,246

		4,459,156

Natural Gas (Distributor) — 21.3%
Gulfterra Energy Partners, L.P.	16,350	632,745
National Fuel Gas Co.	25,890	647,250
Nicor, Inc.	29,580	1,004,833
ONEOK, Inc.	29,520	649,145
Southern Union Co. #	23,045	485,789
Vectren Corp.	28,555	716,445
WGL Holdings, Inc.	11,200	321,664

		4,457,871

Oil & Natural Gas — 30.1%
Anadarko Petroleum Corp.	8,685	508,941
Burlington Resources, Inc.	14,980	541,976
Devon Energy Corp.	7,445	491,370
EOG Resources, Inc.	9,095	543,062
Equitable Resources, Inc.	19,115	988,437
Kinder Morgan Energy Partners, L.P.	27,983	1,138,560
Peoples Energy Corp.	13,735	578,930
Pioneer Natural Resources Co.	16,480	578,118
Questar Corp.	23,680	914,995

		6,284,389

Telecommunication Services — 5.4%
Telefonos de Mexico SA de CV ADR	15,210	506,037
CenturyTel, Inc.	17,515	526,150
Time Warner Telecom, Inc. #	25,000	104,750

		1,136,937

Water Utility — 5.5%
Aqua America, Inc.	39,402	790,010
United Utilities PLC	18,350	350,852

		1,140,862

Total Common Stocks (Cost $18,630,632)		20,707,314

Security Description	Shares or Principal Amount ($)	Value ($)
Repurchase Agreements — 0.6%
Salomon Smith Barney, Inc., 1.55%, 07/01/04, (Collateralized by $135,854 various Commercial Paper, at 1.41%-1.44%, due 07/13/04-08/18/04, value — $135,663)	133,000	133,000

Total Repurchase Agreements (Cost $133,000)		133,000

Total Investments — 99.8% (Cost $18,763,632) (a)		20,840,314

Other Assets less Liabilities — 0.2%		38,587

Total Net Assets — 100.0%		20,878,901

Trustee Deferred Compensation *
The Flex-funds Dynamic Growth Fund	929	6,986
The Flex-funds Highlands Growth Fund	788	11,836
The Flex-funds Muirfield Fund	2,956	14,662
The Flex-funds Total Return Utilities Fund	636	9,267

Total Trustee Deferred Compensation (Cost $42,205)		42,751

ADR:	American Depository Receipt
(a)	Represents cost for financial reporting purposes and may differ for federal income tax purposes by the amount of losses recognized in excess of federal income tax reporting. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$2,857,460
Unrealized depreciation	(780,778)

Net unrealized appreciation (depreciation)	$2,076,682

#	Represents non-income producing securities.
*	Assets of affiliates to The Total Return Utilities Fund held for the benefit of the Fund’s Trustees in connection with the Trustees Deferred Compensation Plan.

See accompanying notes to financial statements.

The Flex-funds

Schedule of Investments

June 30, 2004 (unaudited)

The Highlands Growth Fund

Security Description	Shares or Principal Amount ($)	Value ($)
Common Stocks — 94.6%
Capital Goods, Materials & Services — 8.4%
(Subadvised by Barrow, Hanley, Mewhinney & Strauss, Inc.)
3M Co.	2,625	236,276
American Power Conversion Corp.	6,290	123,599
Caterpillar, Inc.	1,995	158,483
Cendant Corp.	6,490	158,875
Ingersoll-Rand Co. — Class A	1,970	134,570
Masco Corp.	4,235	132,047
Praxair, Inc.	3,605	143,876
Sourcecorp #	4,330	119,162
Tyco International Ltd.	7,015	232,477
Weyerhaeuser Co.	2,270	143,282

		1,582,647

Consumer Durable Goods — 7.6%
(Subadvised by Barrow, Hanley, Mewhinney & Strauss, Inc.)
Aeropostale, Inc. #	3,200	86,112
Best Buy Co., Inc.	1,365	69,260
Costco Wholesale Corp. #	1,905	78,448
General Motors Corp.	1,180	54,976
Home Depot, Inc.	5,355	188,496
Lowe’s Cos., Inc.	2,720	142,936
Target Corp.	4,260	180,922
Wal-Mart Stores, Inc.	9,120	481,172
Walgreen Co.	3,990	144,478

		1,426,800

Consumer Non-durable Goods — 12.4%
(Subadvised by Barrow, Hanley, Mewhinney & Strauss, Inc.)
Action Performance Cos., Inc.	10,040	151,303
Altria Group, Inc.	6,420	321,321
Bunge Ltd.	5,080	197,815
Coca-Cola Co., The	4,070	205,454
Comcast Corp. — Special — Class A #	6,640	183,330
Haggar Corp.	560	11,194
Hain Celestial Group, Inc. #	5,070	91,767
JAKKS Pacific, Inc. #	9,000	187,110
PepsiCo, Inc.	5,010	269,939
Procter & Gamble Co.	4,580	249,335
Time Warner, Inc. #	7,350	129,213
Viacom, Inc. — Class B	4,213	150,488
Wendy’s International, Inc.	5,340	186,046

		2,334,315

Energy — 6.6%
(Subadvised by The Mitchell Group, Inc.)
BP PLC Sponsored ADR #	1,348	72,212
Chevron Texaco Corp.	1,056	99,380
ConocoPhillips	1,800	137,322
Devon Energy Corp.	1,000	66,000
Exxon Mobil Corp.	6,624	294,172
FMC Technologies, Inc. #	2,600	74,880
Halliburton Co.	2,400	72,624
New York Community Bancorp Inc.	2,550	50,057
Pioneer Natural Resources Co. #	2,600	91,208
Pride International, Inc. #	5,000	85,550

Security Description	Shares or Principal Amount ($)	Value ($)
Common Stocks — continued
Range Resources Corp.	4,700	68,620
Schlumberger, Ltd.	1,100	69,861
XTO Energy, Inc.	2,100	62,559

		1,244,445

Finance — 15.4%
(Subadvised by Clover Partners LP)
Bank of America Corp.	2,887	244,298
Capital One Financial Corp.	4,220	288,564
Citigroup, Inc.	11,935	554,978
Conseco, Inc. #	11,120	221,288
Crescent Real Estate Equities Co.	12,850	207,142
General Electric Co.	22,175	718,468
Goldman Sachs Group, Inc.	3,560	335,210
Janus Capital Group, Inc.	23,440	386,526
Legg Mason, Inc.	1,340	121,953
Merrill Lynch & Co., Inc.	3,580	193,248
NewAlliance Bancshares, Inc. #	15,400	214,984
State Street Corp.	2,030	99,551
Wachovia Corp. — Preferred Dividend Equalization	1,700	—

		3,586,210

Health — 12.7%
(Subadvised by Matrix Asset Advisors, Inc.)
AMGEN, Inc. #	4,225	230,558
Baxter International, Inc.	6,125	211,374
Boston Scientific Corp. #	1,300	55,640
Bristol-Myers Squibb Co.	8,500	208,250
Guidant Corp.	4,800	268,224
Medimmune, Inc. #	11,200	261,968
Merck & Co., Inc.	5,675	269,563
Pfizer, Inc.	18,600	637,608
Wyeth	6,725	243,176

		2,386,361

Technology — 24.2%
(Subadvised by Dresdner RCM Global Investors, L.L.C.)
3M Co.	1,290	116,113
Analog Devices, Inc.	1,060	49,905
Circuit City Stores, Inc.	1,815	23,504
Cisco Systems, Inc. #	13,080	309,995
Citrix Systems, Inc. #	4,300	87,548
Comverse Technology, Inc. #	5,660	112,860
Corning, Inc.	2,500	32,650
Dell, Inc. #	2,235	80,058
Telefonaktiebolaget LM Ericsson Sponsored ADR #	2,750	82,225
General Dynamics Corp.	610	60,573
Hewlett-Packard Co.	2,350	49,585
Honeywell International, Inc.	2,460	90,110
Intel Corp.	5,190	143,244
JAKKS Pacific, Inc. #	1,080	22,453
Lockheed Martin Corp.	710	36,977
Marvell Technology Group, Ltd. #	3,740	99,858
Maxim Integrated Products, Inc.	480	25,162
Mercury Interactive Corp. #	1,230	61,291

The Flex-funds

Schedule of Investments

June 30, 2004 (unaudited)

The Highlands Growth Fund

Security Description	Shares or Principal Amount ($)	Value ($)
Common Stocks — continued
Microsoft Corp.	22,360	638,602
Motorola, Inc.	7,440	135,780
NCR Corp., Inc. #	2,250	111,578
National Semiconductor Corp. #	4,230	93,018
Network Appliance, Inc. #	1,220	26,267
Northrop Grumman Corp.	1,000	53,700
Raytheon Co. Class B	490	17,527
Research in Motion, Ltd. #	820	56,129
Riggs National Corp.	16,440	347,213
Rockwell Collins, Inc.	390	12,995
SAP AG Sponsored ADR #	920	38,465
SINA Corp. #	2,590	85,444
Symantec Corp. #	980	42,902
Union Planters Corp.	5,410	161,272
United Technologies Corp.	1,215	111,148
VF Corp.	1,130	55,031
Veritas Software Corp. #	3,290	91,429
Yahoo! Inc. #	7,340	267,176
eBay, Inc. #	470	43,217

		3,873,004

Transportation — 1.6%
(Subadvised by Miller/Howard Investments, Inc.)
Burlington Northern Santa Fe Corp.	655	22,971
CNF, Inc.	300	12,468
CSX Corp.	382	12,518
Delta Air Lines, Inc.	220	1,566
FedEx Corp.	455	37,169
Norfolk Southern Corp.	690	18,299
Ryder System, Inc.	115	4,608
Southwest Airlines Co.	1,408	23,612
Union Pacific Corp.	450	26,753
United Parcel Service, Inc. — Class B	1,775	133,427

		293,391

Utilities — 5.7%
(Subadvised by Clover Partners LP)
AT&T Wireless Services, Inc. #	6,705	96,016
FirstEnergy Corp.	2,614	97,790
Nextel Communications, Inc.	5,270	140,498
PG & E Corp. #	5,447	152,189
TXU Corp.	3,910	158,394
Verizon Communications, Inc.	8,761	317,061
Western Gas Resources, Inc.	3,680	119,526

		1,081,474

Total Common Stocks (Cost $16,714,694)		17,808,647

Security Description	Shares or Principal Amount ($)	Value ($)
U.S. Government Obligations — 0.8%
U.S. Treasury Bills, 0.99%, due 07/01/2004
Total U.S. Government Obligations (Cost $150,000)		150,000

Repurchase Agreements — 4.7%
Salomon Smith Barney, Inc., 1.55%, 07/01/04, (Collateralized by $903,989 various Commercial Paper, at 1.41%-1.44%, due 07/13/04-08/18/04, value — $902,719)	885,000	885,000

Total Repurchase Agreements (Cost $885,000)		885,000

Total Investments — 100.1% (Cost $17,749,694) (a)		18,843,647

Liabilities less Other Assets — (0.1%)		(11,245)

Total Net Assets — 100.0%		18,832,402

Trustee Deferred Compensation *
The Flex-funds Dynamic Growth Fund	1,428	10,739
The Flex-funds Highlands Growth Fund	1,285	19,301
The Flex-funds Muirfield Fund	4,670	23,163
The Flex-funds Total Return Utilities Fund	1,026	14,949

Total Trustee Deferred Compensation (Cost $70,341)		68,152

ADR: American Depository Receipt

(a)	Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized in excess of federal income tax reporting of approximately $288,686. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,717,077
Unrealized depreciation	(911,810)

Net unrealized appreciation (depreciation)	$805,267

#	Represents non-income producing securities.
*	Assets of affiliates to The Highlands Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

The Flex-funds

Schedule of Investments

June 30, 2004 (unaudited)

The Dynamic Growth Fund

Security Description	Shares or Principal Amount ($)	Value ($)
Registered Investment Companies — 71.6%
Aim Basic Value Fund — Class A #	150,000	4,614,014
American Century Vista Fund — Advisor Class #	320,665	4,354,633
iShares S&P 500/BARRA Value Index Fund	105,800	6,060,223

Total Registered Investment Companies (Cost $14,526,303)		15,028,870

U.S. Government Obligations — 16.2%
U.S. Treasury Bills, 0.99%, due 07/01/04 *	3,100,000	3,099,871
U.S. Treasury Bills, 1.31%, due 09/30/04 *	300,000	299,034

Total U.S. Government Obligations (Cost $3,398,893)		3,398,905

Repurchase Agreements — 13.4%
Salomon Smith Barney, Inc., 1.55%, 07/01/04, (Collateralized by $2,868,251 various Commercial Paper, at 1.41%-1.44%, due 07/13/04-08/18/04, value — $2,864,222)	2,808,000	2,808,000

Total Repurchase Agreements (Cost $2,808,000)		2,808,000

Total Investments — 101.2% (Cost $20,733,196)		21,235,775

Liabilities less Other Assets — (1.2%)		(248,236)

Total Net Assets — 100.0%		20,987,539

Trustee Deferred Compensation **
The Flex-funds Dynamic Growth Fund	599	4,504
The Flex-funds Highlands Growth Fund	406	6,098
The Flex-funds Muirfield Fund	1,816	9,007
The Flex-funds Total Return Utilities Fund	392	5,711

Total Trustee Deferred Compensation (Cost $22,975)		25,320

Security Description	Long Contracts	Unrealized Appreciation
Futures Contracts
Standard & Poors 500 expiring September 2004, notional value $5,131,800	18	26,200

Total Futures Contracts		26,200

(a)	Represents cost for financial reporting purposes and may differ for federal income tax purposes by the amount of losses recognized in excess of federal income tax reporting. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$529,313
Unrealized depreciation	(26,734)

Net unrealized appreciation (depreciation)	$502,579

#	Represents non-income producing security.
*	Pledged as collateral on futures contracts.
**	Assets of affiliates to The Dynamic Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

The Flex-funds

Schedule of Investments

June 30, 2004 (unaudited)

The Aggressive Growth Fund

Security Description	Shares or Principal Amount ($)	Value ($)
Registered Investment Companies — 73.1%
Aim Basic Value Fund — Class A #	36,167	1,112,488
Aim Large Cap Basic Value Fund — Class A #	53,286	692,190
American Century Small Company Fund — Investor Class	51,494	469,622
American Century Vista Fund — Advisor Class #	111,522	1,514,465
Federated Kaufmann Small Cap Fund — Class A	19,195	374,500
iShares S&P 500/BARRA Value Index Fund	30,000	1,718,400
Icon Energy Fund #	13,163	257,210
Scudder Health Care Fund — Class A	20,360	442,412

Total Registered Investment Companies (Cost $6,279,963)		6,581,287

U.S. Government Obligations — 14.4%
U.S. Treasury Bills, 0.99%, due 07/01/04 *	1,200,000	1,199,948
U.S. Treasury Bills, 1.31%, due 09/30/04 *	100,000	99,678

Total U.S. Government Obligations (Cost $1,299,622)		1,299,626

Repurchase Agreements — 13.3%
Salomon Smith Barney, Inc., 1.55%, 07/01/04, (Collateralized by $1,219,619 various Commercial Paper, at 1.41%-1.44%, due 07/13/04-08/18/04, value — $1,217,906)	1,194,000	1,194,000

Total Repurchase Agreements (Cost $1,194,000)		1,194,000

Total Investments — 100.8% (Cost $8,773,585) (a)		9,074,913

Liabilities less Other Assets — (0.8%)		(76,306)

Total Net Assets — 100.0%		8,998,607

Trustee Deferred Compensation **
The Flex-funds Dynamic Growth Fund	518	3,895
The Flex-funds Highlands Growth Fund	348	5,227
The Flex-funds Muirfield Fund	1,568	7,777
The Flex-funds Total Return Utilities Fund	338	4,925

Total Trustee Deferred Compensation (Cost $19,763)		21,824

Security Description	Long Contracts	Unrealized Appreciation
Futures Contracts
Standard & Poors 500 expiring September 2004, notional value $1,995,700	7	11,375

Total Futures Contracts		11,375

(a)	Represents cost for financial reporting purposes and may differ for federal income tax purposes by the amount of losses recognized in excess of federal income tax reporting. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$319,063
Unrealized depreciation	(17,735)

Net unrealized appreciation (depreciation)	$301,328

#	Represents non-income producing securities.
*	Pledged as collateral on futures contracts.
**	Assets of affiliates to The Aggressive Growth Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

The Flex-funds

Schedule of Investments

June 30, 2004 (unaudited)

The U.S. Government Bond Fund

Security Description	Principal Amount ($) or Shares	Value ($)
U.S. Government Obligations — 97.5%
U.S. Treasury Bills, 0.99%, due 07/01/04	190,000	190,000
U.S. Treasury Notes, 3.38%, due 11/15/08	9,500,000	9,406,484

Total U.S. Government Obligations (Cost $9,584,260)		9,596,484

Repurchase Agreements — 2.1%
Salomon Smith Barney, Inc., 1.55%, 07/01/04, (Collateralized by $215,527 various Commercial Paper, at 1.41%-1.44%, due 07/13/04-08/18/04, value — $215,224)	211,000	211,000

Total Repurchase Agreements (Cost $211,000)		211,000

Total Investments — 99.6% (Cost $9,795,260) (a)		9,807,484

Other Assets less Liabilities — 0.4%		37,559

Total Net Assets — 100.0%		9,845,043

Trustee Deferred Compensation *
The Flex-funds Dynamic Growth Fund	695	5,226
The Flex-funds Highlands Growth Fund	626	9,403
The Flex-funds Muirfield Fund	2,246	11,140
The Flex-funds Total Return Utilities Fund	485	7,066

Total Trustee Deferred Compensation (Cost $32,815)		32,835

(a)	Represents cost for financial reporting purposes and differs for federal income tax purposes by the amount of losses recognized in excess of federal income tax reporting of approximately $7,765. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$50,319
Unrealized depreciation	(45,860)

Net unrealized appreciation (depreciation)	$4,459

*	Assets of affiliates to The U.S. Government Bond Fund held for the benefit of the Fund’s Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

The Flex-funds

Schedule of Investments

June 30, 2004 (unaudited)

Money Market Portfolio

Security Description	Coupon/ Yield	Maturity	Principal Amount ($) or Shares	Value ($)
Certificate of Deposit — 2.5%
Huntington National Bank CD	1.32%	08/24/04	5,000,000	5,000,000

Total Certificate of Deposit (Cost $5,000,000)				5,000,000

Corporate Obligations — 72.9%
Abbott Laboratories	5.13%	07/01/04	2,500,000	2,500,000
Aquarium Holdings, KY**	1.31%*	07/01/04	108,000	108,000
Associates Corp.	6.63%	06/15/05	618,000	643,558
Austin Printing Co., Inc.**	1.40%*	07/01/04	1,675,000	1,675,000
Bath Technologies, Inc.**	1.35%*	07/01/04	1,280,000	1,280,000
Bank Of America Corp.	7.63%	04/15/05	1,365,000	1,431,778
Bank Of America Corp.	7.75%	08/15/04	651,000	656,092
Bear Stearns Co., Inc.	6.63%	10/01/04	2,850,000	2,888,011
Bear Stearns Co., Inc.	6.65%	12/01/04	1,089,000	1,113,552
Bear Stearns Co., Inc.	7.63%	02/01/05	1,000,000	1,036,997
Bear Stearns Co., Inc.**	1.95%*	07/01/04	1,000,000	1,000,874
Beaver Creek Enterprise**	1.35%*	07/01/04	1,990,000	1,990,000
Cascade Plaza Project**	1.35%*	07/01/04	8,266,000	8,266,000
ChevronTexaco Corp.	6.63%	10/01/04	2,500,000	2,532,387
Citigroup, Inc.	7.13%	10/15/04	6,000,000	6,100,283
Citigroup, Inc.	7.63%	05/01/05	1,440,000	1,513,855
Clark Grave Vault Co.**	1.31%*	07/01/04	1,050,000	1,050,000
Commercial Credit Co.	7.88%	07/15/04	1,430,000	1,433,599
Countrywide Home Loans, Inc.	6.84%	10/22/04	4,000,000	4,064,072
Don’s Launderers-Cleaners, Inc.**	1.31%*	07/01/04	1,000,000	1,000,000
DuPont, E.I.,De Nemours & Co.	6.75%	10/15/04	1,567,000	1,591,474
Espanola/Nambe**	1.40%*	07/01/04	915,000	915,000
FleetBoston Financial Corp.	8.00%	09/15/04	4,590,000	4,652,482
FleetBoston Financial Corp.	8.13%	07/01/04	3,000,000	3,000,000
Gordon Flesch Co. Project**	1.35%*	07/01/04	900,000	900,000
International Lease Finance Corp	8.15%	10/01/04	1,000,000	1,016,994
Isaac Tire, Inc.**	1.31%*	07/01/04	840,000	840,000
J.P. Morgan & Co., Inc.	7.63%	09/15/04	5,375,000	5,444,833
K.L. Morris, Inc.**	1.31%*	07/01/04	2,075,000	2,075,000
Keycorp	8.00%	07/01/04	3,225,000	3,225,000
Kiser Street, Inc.**	1.35%*	07/01/04	1,745,000	1,745,000
Lehman Brothers Holdings, Inc.	7.75%	01/15/05	2,500,000	2,587,348
Martin Wheel Co, Inc.**	1.60%*	07/01/04	2,350,000	2,350,000
McDonald’s Corp.	5.15%	07/01/04	1,500,000	1,500,000
Merrill Lynch & Co., Inc.	6.00%	11/15/04	5,000,000	5,085,092
Merrill Lynch & Co., Inc.	6.55%	08/01/04	7,436,000	7,468,953
MetLife Insurance Co.***	1.21%*	07/01/04	12,000,000	12,000,000
Mubea, Inc.**	1.35%*	07/01/04	5,825,000	5,825,000

Security Description	Coupon/ Yield	Maturity	Principal Amount ($) or Shares	Value ($)
Corporate Obligations — continued
National Rural Utilities	5.25%	07/15/04	4,200,000	4,206,513
National Rural Utilities	6.38%	10/15/04	1,104,000	1,119,146
National Rural Utilities**	1.76%*	07/01/04	2,000,000	2,004,939
Osco Industries, Inc.**	1.40%*	07/01/04	1,200,000	1,200,000
O.K.I. Supply Co.**	1.31%*	07/01/04	1,370,000	1,370,000
Pfizer, Inc.	3.63%	11/01/04	1,600,000	1,611,215
PPG Industries, Inc.	6.75%	08/15/04	5,920,000	5,960,992
Pro Tire, Inc.**	1.31%*	07/01/04	1,010,000	1,010,000
R.I. Lampus Co.**	1.40%*	07/01/04	460,000	460,000
Seariver Maritime, Inc.	1.13%*	07/01/04	4,400,000	4,400,000
SGS Tool Co.**	1.38%*	07/01/04	480,000	480,000
Shawmut Bank Connecticut NA	8.63%	02/15/05	500,000	521,866
Springside Corp Exchange Partners I LLC**	1.35%*	07/01/04	2,000,000	2,000,000
Target Corp	7.50%	02/15/05	1,250,000	1,298,476
Taylor Brothers Properties LLC**	1.31%*	07/01/04	1,225,000	1,225,000
Ameren Union Electric	6.88%	08/01/04	2,225,000	2,235,489
United Technologies Corp	6.63%	11/15/04	3,029,000	3,089,798
Wachovia Corp.	7.20%	08/15/04	788,000	793,562
White Castle Project**	1.35%*	07/01/04	6,250,000	6,250,000

Total Corporate Obligations (Cost $145,743,230)				145,743,230

U.S. Government Agency Obligations — 10.9%
Federal Farm Credit Bank	6.30%	09/23/04	500,000	505,477
Federal Home Loan Bank	1.40%	04/01/04	2,000,000	2,000,000
Federal Home Loan Bank	1.35%	04/29/04	1,000,000	1,000,000
Federal Home Loan Bank	3.40%	07/19/04	500,000	500,508
Federal Home Loan Bank	4.13%	11/15/04	1,000,000	1,009,702
Federal Home Loan Bank	4.00%	12/01/04	250,000	252,487
Federal Home Loan Bank	1.30%	02/23/05	2,000,000	2,000,000
Federal Home Loan Bank	1.48%	02/24/05	2,000,000	2,000,000
Federal Home Loan Bank	1.35%	03/23/05	2,000,000	2,000,000
Federal Home Loan Bank	1.23%*	07/26/04	5,000,000	4,998,779
Freddie Mac	6.25%	07/15/04	5,017,000	5,026,520
Federal National Mortgage Association	7.40%	07/01/04	500,000	500,000

Total U.S. Government Agency Obligations (Cost $21,793,473)				21,793,473

The Flex-funds

Schedule of Investments

June 30, 2004 (unaudited)

Money Market Portfolio

Security Description	Coupon/ Yield		Maturity	Principal Amount ($) or Shares	Value ($)
Variable Rate Demand Notes — 5.1%
Caterpillar Financial, Inc.	2.00	%*	07/06/04	10,172,632	10,172,632

Total Variable Rate Demand Notes (Cost $10,172,632)					10,172,632

Demand Deposits — 1.5%
National City Corp.	2.13%			3,041,974	3,041,974

Total Demand Deposits (Cost $3,041,974)					3,041,974

Repurchase Agreements — 6.1%
Salomon Smith Barney, Inc., 1.55%, 07/01/04, (Collateralized by $12,436,236 various Commercial Paper, at 1.41%-1.44%, due 07/13/04-08/18/04, value —$12,418,767)				12,175,000	12,175,000

Total Repurchase Agreements (Cost $12,175,000)					12,175,000

Total Investments — 99.0% (Cost $197,926,309) (a)					197,926,309

Other Assets less Liabilities — 1.0					2,086,951

Total Net Assets — 100.0%					200,013,260

Security Description	Coupon/ Yield	Maturity	Principal Amount ($) or Shares	Value ($)
Trustee Deferred Compensation****
The Flex-funds Dynamic Growth Fund			1,229	9,242
The Flex-funds Highlands Growth Fund			1,217	18,279
The Flex-funds Muirfield Fund			4,288	21,268
The Flex-funds Total Return Utilities Fund			1,004	14,628

Total Trustee Deferred Compensation (Cost $63,417)				63,417

(a)	Cost for federal income tax and financial reporting purposes are the same.
*	Variable rate security. Interest rate is as of June 30, 2004. Maturity date reflects the next rate change date.
**	Represents a restricted security purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. Security is restricted as to resale to institutional investors, but has been deemed liquid in accordance with guidelines approved by the Board of Trustees. As of June 30, 2004, securities restricted as to resale to institutional investors represented 23.8% of Total Investments.
***	Illiquid security. The sale or disposition of such security would not be possible in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. As of June 30, 2004, illiquid securities represented 6.1% of Total Investments.
****	Assets of affiliates to the Money Market Portfolio held for the benefit of the Portfolio’s Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

The Flex-funds

[THIS PAGE INTENTIONALLY LEFT BLANK]

Statements of Assets & Liabilities

June 30, 2004 (unaudited)

	The Muirfield Fund	The Total Return Utilities Fund
Assets
Investments, at value*	$53,099,919	$20,707,314
Repurchase agreements, at value*	12,235,000	133,000
Trustee deferred compensation investments, at value	137,979	42,751
Cash	414	106
Receivable for net variation margin on futures contracts	85,100	—
Investments in corresponding portfolio, at value
Receivable for capital stock issued	10,533	903
Receivable from investment advisor	—	—
Interest and dividend receivable	527	55,506
Prepaid expenses/other assets	59,814	29,403
Total Assets	65,629,286	20,968,983

Liabilities
Payable for securities purchased	1,196,087	—
Payable for Trustee Deferred Compensation Plan	137,979	42,751
Payable for capital stock redeemed	29,222	19,858
Dividends payable	—	772
Payable to investment advisor	48,611	9,295
Accrued distribution plan (12b-1) fees	9,976	1,493
Accrued transfer agent, fund accounting, and administrative fees	12,096	4,973
Accrued trustee fees	6,072	2,870
Other accrued liabilities	12,083	8,070
Total Liabilities	1,452,126	90,082

Net Assets	64,177,160	20,878,901

Net Assets
Capital	77,972,345	30,066,697
Accumulated undistributed (distributions in excess of) net investment income	(237,507)	17,843
Accumulated undistributed net realized gain (loss) from investments and futures contracts	(18,160,980)	(11,282,321)
Net unrealized appreciation (depreciation) of investments and futures contracts	4,603,302	2,076,682
Total Net Assets	$64,177,160	$20,878,901

Capital Stock Outstanding (indefinite number of shares authorized, $0.10 par value)	12,945,088	1,433,387

Net Asset Value, Offering and Redemption Price Per Share	$4.96	$14.57
* Investments, at cost	$60,768,213	$18,763,632

See accompanying notes to financial statements.

The Flex-funds

The Highlands Growth Fund	The Dynamic Growth Fund	The Aggressive Growth Fund	The U.S. Government Bond Fund	The Money Market Fund

$17,958,647	$18,427,775	$7,880,913	$9,596,484
885,000	2,808,000	1,194,000	211,000
68,152	25,320	21,824	32,835
925	305	967	744
—	20,700	8,050	—
				$165,992,695
254	4,657	2,757	3,666	—
—	—	—	—	5,405
19,948	24,469	6,955	40,962
28,260	31,195	23,662	8,988	32,939
18,961,186	21,342,421	9,139,128	9,894,679	166,031,039

23,411	299,022	99,674	—
68,152	25,320	21,824	32,835
2,650	—	300	1,110	—
—	—	—	1,023	10,108
8,131	12,651	5,425	1,041
8,347	3,029	2,284	2,495	30,296
4,557	4,964	2,315	2,087	16,872
3,566	2,740	2,326	2,252
9,970	7,156	6,373	6,793	18,884
128,784	354,882	140,521	49,636	76,160

18,832,402	20,987,539	8,998,607	9,845,043	165,954,879

24,039,676	26,542,314	16,355,148	10,639,491	165,954,879
(21,132)	(71,660)	(40,920)	155,537	—
(6,280,095)	(6,011,894)	(7,628,324)	(962,209)	—
1,093,953	528,779	312,703	12,224	—
$18,832,402	$20,987,539	$8,998,607	$9,845,043	$165,954,879

1,253,993	2,789,626	1,386,470	477,011	165,954,879

$15.02	$7.52	$6.49	$20.64	$1.00
$17,749,694	$20,733,196	$8,773,585	$9,795,260

The Flex-funds

Statements of Operations

For the Six Months Ended June 30, 2004 (unaudited)

	The Muirfield Fund	The Total Return Utilities Fund
Net Investment Income (Loss) from Corresponding Portfolio
Interest
Expenses net of reductions
Total Net Investment Income (Loss) from Corresponding Portfolio

Investment Income
Interest	$76,055	$2,075
Dividends	57,262	398,824
Total Investment Income	133,317	400,899

Fund Expenses
Investment advisor	290,345	104,869
Transfer agent	36,510	12,584
Fund accounting	20,506	12,973
Administrative	15,212	5,244
Trustee	16,632	6,916
Audit	5,676	5,870
Legal	5,974	5,610
Custody	4,536	1,904
Printing	3,122	1,320
Distribution plan (12b-1)	60,850	26,217
Postage	4,732	6,916
Registration and filing	5,404	7,000
Insurance	1,492	546
Other	2,856	2,710
Total Expenses Before Reductions	473,847	200,679

Expenses reimbursed by investment advisor	—	—
Expenses paid indirectly	(63,470)	(777)
Distribution plan (12b-1) expenses waived	(39,553)	—
Transfer agent expenses waived	—	—
Net Expenses	370,824	199,902

Net Investment Income (Loss)	(237,507)	200,997

Realized and Unrealized Gain (Loss) from Investments
Net realized gains (losses) from investments	6,745,779	271,947
Net realized gains (losses) from futures contracts	198,193	—
Net change in unrealized appreciation (depreciation) of investments and futures contracts	(4,661,133)	98,985
Net Realized and Unrealized Gain (Loss) from Investments	2,282,839	370,932

Net Change in Net Assets Resulting from Operations	$2,045,332	$571,929

See accompanying notes to financial statements.

The Flex-funds

The Highlands Growth Fund	The Dynamic Growth Fund	The Aggressive Growth Fund	The U.S. Government Bond Fund	The Money Market Fund

				$1,073,745
				(177,585)
				896,160

$13,550	$22,740	$7,714	$185,252
127,290	24,941	21,657	—
140,840	47,681	29,371	185,252

96,125	80,889	34,181	20,352
11,535	12,942	5,469	4,070	67,649
12,099	13,272	6,836	7,561
4,806	5,393	2,279	2,544	42,396
6,006	6,916	5,824	5,824
5,858	5,858	5,858	5,858	4,292
5,724	2,807	2,807	2,788	4,202
5,163	1,918	1,722	1,638
2,002	819	637	910	21,644
19,254	26,963	11,393	10,182	169,317
3,318	1,047	1,183	1,456	22,554
6,309	5,068	5,348	3,318	13,734
455	546	182	500	7,972
4,062	2,837	2,720	3,657	33,579
182,716	167,275	86,439	70,658	387,339

(1,809)	—	—	(8,992)	(42,142)
(5,092)	(25,285)	(7,489)	—	—
(13,843)	(22,649)	(8,659)	(4,528)	(130,224)
—	—	—	(1,017)	(6,805)
161,972	119,341	70,291	56,121	208,168

(21,132)	(71,660)	(40,920)	129,131	687,992

1,363,913	1,992,692	511,230	(169,857)
(11,382)	174,046	189,105	(11,469)
(1,058,697)	(2,503,409)	(879,216)	13,849
293,834	(336,671)	(178,881)	(167,477)

$272,702	$(408,331)	$(219,801)	$(38,346)	$687,992

The Flex-funds

Statements of Changes in Net Assets

For the Six Months Ended June 30, 2004 (unaudited) and the Year Ended December 31, 2003

	The Muirfield Fund		TheTotal Return Utilities Fund		The Highlands Growth Fund
	2004	2003	2004	2003	2004	2003
Operations
Net investment income (loss)	$(237,507)	$(546,421)	$200,997	$431,534	$(21,132)	$(19,717)
Net realized gain (loss) from investments and futures contracts	6,943,972	4,422,693	271,947	(2,380,612)	1,352,531	(677,020)
Net change in unrealized appreciation (depreciation) of investments and futures contracts	(4,661,133)	9,069,931	98,985	4,680,888	(1,058,697)	5,174,405
Net change in net assets resulting from operations	2,045,332	12,946,203	571,929	2,731,810	272,702	4,477,668

Distributions to Shareholders
From net investment income	—	—	(182,261)	(431,534)	—	—
From net realized gain from investments and futures contracts	—	—	—	—	—	—
Net change in net assets resulting from distributions	—	—	(182,261)	(431,534)	—	—

Capital Transactions
Issued	7,650,726	11,289,989	1,784,871	5,942,962	597,827	6,366,212
Reinvested	—	—	178,404	423,057	—	—
Redeemed	(4,043,096)	(13,355,585)	(2,512,369)	(6,761,373)	(2,006,625)	(9,235,138)
Net change in net assets resulting from capital transactions	3,607,630	(2,065,596)	(549,094)	(395,354)	(1,408,798)	(2,868,926)

Total Change in Net Assets	5,652,962	10,880,607	(159,426)	1,904,922	(1,136,096)	1,608,742

Net Assets — Beginning of Period	58,524,198	47,643,591	21,038,327	19,133,405	19,968,498	18,359,756
Net Assets — End of Period	$64,177,160	$58,524,198	$20,878,901	$21,038,327	$18,832,402	$19,968,498

Accumulated undistributed (distributions in excess of) net investment income	$(237,507)	$—	$17,843	$(893)	$(21,132)	$—

Share Transactions
Issued	1,548,500	2,845,877	123,725	462,165	40,538	528,012
Reinvested	—	—	12,433	32,816	—	—
Redeemed	(819,579)	(3,305,185)	(175,318)	(533,173)	(134,401)	(756,753)
Net change in shares	728,921	(459,308)	(39,160)	(38,192)	(93,863)	(228,741)

See accompanying notes to financial statements.

The Flex-funds

The Dynamic Growth Fund		The Aggressive Growth Fund		The U.S. Government Bond Fund		The Money Market Fund
2004	2003	2004	2003	2004	2003	2004	2003

$(71,660)	$(156,091)	$(40,920)	$(64,413)	$129,131	$214,641	$687,992	$1,710,864
2,166,738	2,746,661	700,335	1,215,643	(181,326)	(764,008)	—	—
(2,503,409)	3,361,524	(879,216)	1,348,325	13,849	(117,878)	—	—
(408,331)	5,952,094	(219,801)	2,499,555	(38,346)	(667,245)	687,992	1,710,864

—	—	—	—	(129,131)	(214,641)	(687,992)	(1,710,864)
—	—	—	—	—	(224,673)	—	—
—	—	—	—	(129,131)	(439,314)	(687,992)	(1,710,864)

3,318,058	14,439,731	1,034,018	1,266,436	281,607	20,270,426	93,776,615	201,399,826
—	—	—	—	122,442	424,054	683,738	1,688,792
(2,945,953)	(16,462,013)	(938,025)	(1,689,087)	(1,231,299)	(22,974,430)	(94,112,077)	(223,761,740)
372,105	(2,022,282)	95,993	(422,651)	(827,250)	(2,279,950)	348,276	(20,673,122)

(36,226)	3,929,812	(123,808)	2,076,904	(994,727)	(3,386,509)	348,276	(20,673,122)

21,023,765	17,093,953	9,122,415	7,045,511	10,839,770	14,226,279	165,606,603	186,279,725
$20,987,539	$21,023,765	$8,998,607	$9,122,415	$9,845,043	$10,839,770	$165,954,879	$165,606,603

$(71,660)	$—	$(40,920)	$—	$155,537	$155,537	$—	$—

425,123	2,460,619	153,116	229,909	13,326	900,181	93,776,615	201,399,826
—	—	—	—	5,811	19,667	683,738	1,688,792
(375,824)	(2,781,195)	(138,868)	(329,306)	(58,323)	(1,027,835)	(94,112,077)	(223,761,740)
49,299	(320,576)	14,248	(99,397)	(39,186)	(107,987)	348,276	(20,673,122)

The Flex-funds

Financial Highlights

For a Share Outstanding Through the Period Ended June 30, 2004 (unaudited) and Each Fiscal Year Ended December 31,

The Muirfield Fund

	2004		2003		2002	2001	2000	1999
Net Asset Value, Beginning of Period	$4.79		$3.76		$4.25	$4.95	$6.32	$6.88

Income from Investment Operations
Net investment income (loss)	(0.02)		—		(0.02)	0.01	0.20	0.09
Net gains (losses) on securities and futures (both realized and unrealized)	0.19		1.03		(0.47)	(0.58)	(1.23)	0.89
Total from Investment Operations	0.17		1.03		(0.49)	(0.57)	(1.03)	0.98

Less Distributions
From net investment income	—		—		—	(0.13)	(0.19)	(0.09)
From net capital gains	—		—		—	—	(0.15)	(1.45)
Total Distributions	—		—		—	(0.13)	(0.34)	(1.54)

Net Asset Value, End of Period	$4.96		$4.79		$3.76	$4.25	$4.95	$6.32

Total Return (assumes reinvestment of distributions)(4)	3.55%		27.39%		(11.42% )	(11.52% )	(16.50% )	16.43%

Ratios/Supplemental Data
Net assets, end of period ($000)	$64,177		$58,524		$47,644	$61,577	$97,912	$155,827
Ratio of net expenses to average net assets(1)(2)(5)	1.22%		1.39%		1.41%	1.31%	1.20%	1.21%
Ratio of net investment income (loss) to average net assets(1)(2)(5)	(0.78%	)	(1.06%	)	(0.43% )	0.11%	2.97%	1.33%
Ratio of expenses to average net assets after reductions, excluding expenses paid indirectly(1)(2)(5)	1.43%		1.47%		1.46%	1.37%	1.20%	1.21%
Ratio of expenses to average net assets before reductions(1)(2)(5)	1.56%		1.60%		1.46%	1.37%	1.20%	1.21%
Portfolio turnover rate(3)(4)	59.41%		252.02%		277.99%	297.81%	405.88%	787.66%

(1)	Ratio reflects reductions in corresponding portfolio, if applicable.
(2)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(3)	Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio. During 2003, the funds portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the fund invested. Beginning April 14 the fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.
(4)	Not annualized for periods of less than one full year.
(5)	Annualized for periods of less than one full year.

See accompanying notes to financial statements.

The Flex-funds

Financial Highlights

For a Share Outstanding Through the Period Ended June 30, 2004 (unaudited) and Each Fiscal Year Ended December 31,

The Total Return Utilities Fund

	2004	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$14.29	$12.66	$18.63	$22.17	$20.34	$19.01

Income from Investment Operations
Net investment income	0.14	0.29	0.34	0.35	0.26	0.30
Net gains (losses) on securities (both realized and unrealized)	0.26	1.63	(5.97)	(3.56)	3.73	3.45
Total from Investment Operations	0.40	1.92	(5.63)	(3.21)	3.99	3.75

Less Distributions
From net investment income	(0.12)	(0.29)	(0.34)	(0.33)	(0.28)	(0.30)
From net capital gains	—	—	—	—	(1.79)	(2.12)
Tax return of capital	—	—	—	—	(0.09)	—
Total Distributions	(0.12)	(0.29)	(0.34)	(0.33)	(2.16)	(2.42)

Net Asset Value, End of Period	$14.57	$14.29	$12.66	$18.63	$22.17	$20.34

Total Return (assumes reinvestment of distributions)(3)	2.84%	15.46%	(30.36% )	(14.57% )	20.03%	20.01%

Ratios/Supplemental Data
Net assets, end of period ($000)	$20,879	$21,038	$19,133	$31,267	$24,740	$13,893
Ratio of net expenses to average net assets(1)(4)	1.91%	1.92%	1.81%	1.72%	1.78%	1.80%
Ratio of net investment income to average net assets(1)(4)	1.92%	2.25%	2.32%	1.66%	1.22%	1.48%
Ratio of expenses to average net assets after reductions, excluding expenses paid indirectly(1)(4)	1.92%	1.94%	1.88%	1.80%	1.79%	1.80%
Ratio of expenses to average net assets before reductions(1)(4)	1.92%	1.94%	1.88%	1.80%	1.85%	1.99%
Portfolio turnover rate(2)(3)	17.33%	41.12%	31.61%	22.74%	37.07%	69.20%

(1)	Ratio reflects reductions in corresponding portfolio, if applicable.
(2)	Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio. During 2003, the funds portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the fund invested. Beginning April 14 the fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.

See accompanying notes to financial statements.

The Flex-funds

Financial Highlights

For a Share Outstanding Through the Period Ended June 30, 2004 (unaudited) and

Each Fiscal Year Ended December 31,

The Highlands Growth Fund

	2004		2003		2002	2001	2000	1999
Net Asset Value, Beginning of Period	$14.82		$11.65		$15.47	$18.66	$22.37	$21.23

Income from Investment Operations
Net investment income (loss)	(0.02)		—		(0.03)	—	(0.01)	(0.01)
Net gains (losses) on securities and futures (both realized and unrealized)	0.22		3.17		(3.79)	(2.49)	(2.17)	4.37
Total from Investment Operations	0.20		3.17		(3.82)	(2.49)	(2.18)	4.36

Less Distributions
From net capital gains	—		—		—	(0.70)	(1.53)	(3.22)
Total Distributions	—		—		—	(0.70)	(1.53)	(3.22)

Net Asset Value, End of Period	$15.02		$14.82		$11.65	$15.47	$18.66	$22.37

Total Return (assumes reinvestment of distributions)(3)	1.35%		27.21%		(24.69% )	(13.33% )	(9.76% )	21.16%

Ratios/Supplemental Data
Net assets, end of period ($000)	$18,832		$19,968		$18,360	$32,248	$44,049	$53,087
Ratio of net expenses to average net assets(1)(4)	1.68%		1.84%		1.76%	1.64%	1.43%	1.56%
Ratio of net investment income (loss) to average net assets(1)(4)	(0.22%	)	(0.11%	)	(0.20% )	(0.23% )	(0.04% )	(0.04% )
Ratio of expenses to average net assets after reductions, excluding expenses paid indirectly(1)(4)	1.73%		1.84%		1.78%	1.66%	1.45%	1.57%
Ratio of expenses to average net assets before reductions(1)(4)	1.90%		1.91%		1.79%	1.66%	1.45%	1.57%
Portfolio turnover rate(2)(3)	120.46%		139.74%		53.61%	36.99%	58.03%	51.22%

(1)	Ratio reflects reductions in corresponding portfolio, if applicable.
(2)	Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio. During 2003, the funds portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the fund invested. Beginning April 14 the fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.

See accompanying notes to financial statements.

The Flex-funds

Financial Highlights

For a Share Outstanding Through the Period Ended June 30, 2004 (unaudited) and

Each Fiscal Year Ended December 31,

The Dynamic Growth Fund

	2004	2003		2002	2001		2000*
Net Asset Value, Beginning of Period	$7.67	$5.58		$7.37	$8.52		$10.00

Income from Investment Operations
Net investment income (loss)	(0.03)	—		(0.04)	—		0.04
Net gains (losses) on securities and futures (both realized and unrealized)	(0.12)	2.09		(1.75)	(1.15)		(1.39)
Total from Investment Operations	(0.15)	2.09		(1.79)	(1.15)		(1.35)

Less Distributions
From net investment income	—	—		—	—		(0.13)
Total Distributions	—	—		—	—		(0.13)

Net Asset Value, End of Period	$7.52	$7.67		$5.58	$7.37		$8.52

Total Return (assumes reinvestment of distributions)(1)	(1.96% )	37.46%		(24.29% )	(13.47%	)	(13.54% )

Ratios/Supplemental Data
Net assets, end of period ($000)	$20,988	$21,024		$17,094	$23,126		$20,399
Ratio of net expenses to average net assets(2)(3)(4)	1.11%	1.22%		1.18%	1.03%		1.10%
Ratio of net investment income (loss) to average net assets(2)(3)(4)	(0.66% )	(0.84%	)	(0.69% )	(0.62%	)	0.53%
Ratio of expenses to average net assets after reductions, excluding expenses paid indirectly(2)(3)(4)	1.34%	1.27%		1.29%	1.19%		1.10%
Ratio of expenses to average net assets before reductions(2)(3)(4)	1.55%	1.60%		1.35%	1.34%		1.30%
Portfolio turnover rate(1)(5)	50.52%	249.65%		391.64%	131.21%		257.72%

(1)	Not annualized for periods of less than one full year.
(2)	Annualized for periods of less than one full year.
(3)	Ratio reflects reductions in corresponding portfolio, if applicable.
(4)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(5)	Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio. During 2003, the funds portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the fund invested. Beginning April 14 the fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.
*	Commenced operations on February 29, 2000.

See accompanying notes to financial statements.

The Flex-funds

Financial Highlights

For a Share Outstanding Through the Period Ended June 30, 2004 (unaudited) and

Each Fiscal Year Ended December 31,

The Aggressive Growth Fund

	2004	2003		2002	2001		2000*
Net Asset Value, Beginning of Period	$6.65	$4.79		$6.52	$7.86		$10.00

Income from Investment Operations
Net investment income (loss)	(0.03)	—		(0.06)	—		(0.01)
Net gains (losses) on securities and futures (both realized and unrealized)	(0.13)	1.86		(1.67)	(1.34)		(2.11)
Total from Investment Operations	(0.16)	1.86		(1.73)	(1.34)		(2.12)

Less Distributions
From net investment income	—	—		—	—		(0.02)
Total Distributions	—	—		—	—		(0.02)

Net Asset Value, End of Period	$6.49	$6.65		$4.79	$6.52		$7.86

Total Return (assumes reinvestment of distributions)(1)	(2.41% )	38.83%		(26.53% )	(17.04%	)	(21.24% )

Ratios/Supplemental Data
Net assets, end of period ($000)	$8,999	$9,122		$7,046	$12,379		$12,079
Ratio of net expenses to average net assets(2)(3)(4)	1.54%	1.39%		1.22%	1.03%		1.10%
Ratio of net investment income (loss) to average net assets(2)(3)(4)	(0.90% )	(0.85%	)	(0.95% )	(0.69%	)	(0.11% )
Ratio of expenses to average net assets after reductions, excluding expenses paid indirectly(2)(3)(4)	1.70%	1.44%		1.32%	1.19%		1.10%
Ratio of expenses to average net assets before reductions(2)(3)(4)	1.89%	1.99%		1.67%	1.52%		1.32%
Portfolio turnover rate(1)(5)	142.96%	255.32%		349.42%	126.69%		302.02%

(1)	Not annualized for periods of less than one full year.
(2)	Annualized for periods of less than one full year.
(3)	Ratio reflects reductions in corresponding portfolio, if applicable.
(4)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the schedule of investments.
(5)	Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio. During 2003, the funds portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the fund invested. Beginning April 14 the fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a combination of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.
*	Commenced operations on February 29, 2000.

See accompanying notes to financial statements.

The Flex-funds

Financial Highlights

For a Share Outstanding Through the Period Ended June 30, 2004 (unaudited) and Each Fiscal Year Ended December 31,

The U.S. Government Bond Fund

	2004	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$21.00	$22.79	$21.41	$21.92	$21.33	$22.14

Income from Investment Operations
Net investment income	0.24	0.35	0.54	0.79	1.10	0.88
Net gains (losses) on securities and futures (both realized and unrealized)	(0.33)	(1.35)	1.65	(0.51)	0.59	(0.81)
Total from Investment Operations	(0.09)	(1.00)	2.19	0.28	1.69	0.07

Less Distributions
From net investment income	(0.27)	(0.35)	(0.54)	(0.79)	(1.10)	(0.88)
From net capital gains	—	(0.44)	(0.27)	—	—	—
Total Distributions	(0.27)	(0.79)	(0.81)	(0.79)	(1.10)	(0.88)

Net Asset Value, End of Period	$20.64	$21.00	$22.79	$21.41	$21.92	$21.33

Total Return (assumes reinvestment of distributions)(3)	(0.47% )	(4.43% )	10.34%	1.23%	8.15%	0.35%

Ratios/Supplemental Data
Net assets, end of period ($000)	$9,845	$10,840	$14,226	$13,080	$13,340	$12,422
Ratio of net expenses to average net assets(1)(4)	1.10%	1.10%	1.10%	1.07%	1.00%	1.00%
Ratio of net investment income to average net assets(1)(4)	2.54%	1.59%	2.43%	3.58%	5.12%	4.10%
Ratio of expenses to average net assets before reductions(1)(4)	1.39%	1.24%	1.13%	1.13%	1.30%	1.18%
Portfolio turnover rate(2)(3)	156.71%	567.68%	407.99%	503.20%	375.47%	352.23%

(1)	Ratio reflects reductions in corresponding portfolio, if applicable.
(2)	Prior to the year ended December 31, 2003, the portfolio turnover rate represented the turnover rate of the corresponding portfolio. During 2003, the funds portfolio turnover rate for the period January 1 through April 13 is equivalent to the portfolio into which the fund invested. Beginning April 14 the fund commenced calculating the portfolio turnover rate based on its own activities. Hence, the portfolio turnover rate represented for 2003 is a melding of these two periods. Subsequent to 2003 the portfolio turnover rate is specific to the Fund.
(3)	Not annualized for periods of less than one full year.
(4)	Annualized for periods of less than one full year.

See accompanying notes to financial statements.

The Flex-funds

Financial Highlights

For a Share Outstanding Through the Period Ended June 30, 2004 (unaudited) and Each Fiscal Year Ended December 31,

The Money Market Fund

	2004	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income from Investment Operations
Net investment income	0.004	0.009	0.016	0.040	0.060	0.049
Total from Investment Operations	0.004	0.009	0.016	0.040	0.060	0.049

Less Distributions
From net investment income	(0.004)	(0.009)	(0.016)	(0.040)	(0.060)	(0.049)
Total Distributions	(0.004)	(0.009)	(0.016)	(0.040)	(0.060)	(0.049)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (assumes reinvestment of distributions)(1)	0.41%	0.92%	1.59%	4.10%	6.20%	4.96%

Ratios/Supplemental Data
Net assets, end of period ($000)	$165,955	$165,607	$186,280	$221,594	$233,227	$232,023
Ratio of net expenses to average net assets(2)(3)	0.46%	0.43%	0.44%	0.44%	0.41%	0.41%
Ratio of net investment income to average net assets(2)(3)	0.81%	0.92%	1.58%	4.00%	6.01%	4.88%
Ratio of expenses to average net assets before reductions(2)(3)	0.83%	0.82%	0.66%	0.62%	0.60%	0.54%

(1)	Not annualized for periods of less than one full year.
(2)	Annualized for periods of less than one full year.
(3)	Ratio reflects reduction in corresponding portfolio.

See accompanying notes to financial statements.

The Flex-funds

Notes to Financial Statements

June 30, 2004 (unaudited)

1.    Organization and Significant Accounting Policies

The Flex-funds Trust (the “Trust”) was organized in 1982 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust offers seven separate series and is presently comprised of seven separate funds as follows: The Muirfield Fund® (“Muirfield”), The Total Return Utilities Fund (“TRUF”), The Highlands Growth Fund® (“Highlands”), The Dynamic Growth Fund (“Dynamic”), The Aggressive Growth Fund (“Aggressive”), The U.S. Government Bond Fund (“Bond”), and The Money Market Fund (“Money Market”) (each a “Fund” and collectively the “Funds”). Money Market invests all of its investable assets in a corresponding open-end management investment company, the Money Market Portfolio (“Portfolio”). As of June 30, 2004, Money Market owns 83% of the Portfolio. There is a partner in this Portfolio that owns a de minimis position.

The financial statements of the Money Market Portfolio, including the Schedule of Portfolio Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of Money Market.

Use of estimates.    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation.    Securities that are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation or, lacking any sales, at the closing bid prices. Securities traded over-the-counter are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value as reported by the underlying fund. Bond values the securities held at 4:00 P.M. Eastern Time. The Funds obtain prices from independent pricing services, which use valuation techniques approved by the Trustees.

Money market securities held in the Funds, except Money Market, maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

Repurchase agreements.    Each Fund, except Money Market, may engage in repurchase agreement transactions whereby the Fund takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Fund and an obligation of the Fund to resell the instrument at an agreed upon price and term. At all times, the Fund maintains the value of collateral, including accrued interest, of at least 100% the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

Futures & options.    Each Fund, except Money Market, may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the fund, or which it intends to purchase. The futures and options contracts are adjusted by the daily exchange rate of the underlying currency, or index, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses in the statement of assets and liabilities and the statement of operations until the contract settlement date, at which time realized gains and losses are included in the statement of operations.

To the extent that the Fund enters into futures contracts on an index or group of securities, the Fund exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the value of the index. Upon entering into a futures contract, the Fund is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where they trade, is received or

The Flex-funds

paid and are recorded as unrealized gains or losses until the contracts are closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Fund to the loss of the premium paid if the Fund does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as unrealized appreciation or depreciation until closed, exercised or expired.

The Funds may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Fund records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Fund records realized gains for the entire amount of premiums received.

Valuation of investments.    Money Market records its investment in the corresponding Portfolio at value. Valuation of securities held by the Portfolio is discussed in the Portfolio’s notes to financial statements included elsewhere in this report.

Federal income taxes.    It is each Fund’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders.    Distributions to shareholders are recorded on the ex-dividend date. Muirfield, Highlands, Dynamic, and Aggressive declare and pay dividends from net investment income, if any, on a quarterly basis. TRUF declares and pays dividends from net investment income on a monthly basis. Bond and Money Market declare dividends from net investment income on a daily basis and pay such dividends on a monthly basis. Each Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, and differing treatments of unrealized gains and losses of futures contracts held by each Fund. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences relating to shareholder distributions have been reclassified within the components of net assets. Differences identified and reclasses made for the period ended December 31, 2003 were as follows:

	Capital	Undistributed Net Investment Income
The Muirfield Fund®	$(546,421)	$546,421
The Total Return Utilities Fund	(33)	33
The Highlands Growth Fund®	(19,717)	19,717
The Dynamic Growth Fund	(156,091)	156,091
The Aggressive Growth Fund	(64,413)	64,413

Investment income & expenses.    Money Market records daily its proportionate share of the corresponding Portfolio’s income, expenses, and realized and unrealized gains and losses. In addition, Money Market accrues its own expenses. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund’s relative net assets or other appropriate basis.

Other.    The Funds, except Money Market, record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date and interest income (including amortization of premium and accretion of discount) is recognized as earned.

The Flex-funds

Under a Deferred Compensation Plan (the “Plan”), non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in shares of The Flex-funds. Deferred amounts remain in the Funds, except Money Market, until distributed in accordance with the Plan.

2.    Investment Transactions

For the six months ended June 30, 2004, the cost of purchases and proceeds from sales or maturities of long-term investments for the Funds were as follows:

	Purchases	Sales
The Muirfield Fund®	$28,037,717	$47,640,147
The Total Return Utilities Fund	3,595,298	4,177,140
The Highlands Growth Fund®	22,586,644	24,617,062
The Dynamic Growth Fund	8,675,932	16,901,403
The Aggressive Growth Fund	10,954,043	12,473,278
The U.S. Government Bond Fund	15,461,797	16,377,328

3.    Investment Advisory Fees and Other Transactions with Affiliates

Meeder Asset Management, Inc. (“MAM”), a wholly-owned subsidiary of Meeder Financial, Inc. (“Meeder”), provides each Fund, except Money Market, with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with MAM, Miller/Howard Investments, Inc. (“Miller/Howard”) and Sector Capital Management, L.L.C. (“Sector Capital”) serve as subadvisors of TRUF and Highlands, respectively. Sub-subadvisors, selected by Sector Capital, subject to the review and approval of the Trustees of Highlands, are responsible for the selection of individual portfolio securities for the assets of the Fund assigned to them by Sector Capital.

For such services the Funds, except Money Market, pay a fee at the following annual rates: Muirfield, TRUF, and Highlands, 1.00% of average daily net assets up to $50 million, 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.60% of average daily net assets exceeding $100 million. As subadvisor to TRUF, Miller/Howard is paid 0.00% of the 1.00% of average daily net assets up to $10 million, 0.40% of the 1.00% of average daily net assets exceeding $10 million up to $50 million, 0.40% of the 0.75% of average daily net assets exceeding $50 million up to $60 million, 0.30% of the 0.75% of average daily net assets exceeding $60 million up to $100 million and 0.25% of the 0.60% of average daily net assets exceeding $100 million. As subadvisor to Highlands, Sector Capital is paid 0.30% of the 1.00% of average daily net assets up to $25 million, 0.70% of the 1.00% of average daily net assets exceeding $25 million up to $50 million, 0.40% of the 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.35% of the 0.60% of average daily net assets exceeding $100 million. Sector Capital pays all sub-subadvisors 0.25% on all average net assets; Dynamic and Aggressive, 0.75% of average daily net assets up to $200 million and 0.60% of average daily net assets exceeding $200 million; Bond, 0.40% of average daily net assets up to $100 million and 0.20% of average daily net assets exceeding $100 million. During the six months ended June 30, 2004, Sector Capital voluntarily waived $1,809 of investment advisory fees in Highlands.

Mutual Funds Service Co. (“MFSCo”), a wholly-owned subsidiary of Meeder, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee calculated as follows: For Muirfield, TRUF, Highlands, Dynamic, and Aggressive, such fee is equal to the greater of $15 per active shareholder account or 0.12% of each Fund's average daily net assets. For Bond, such fee is equal to the greater of $15 per active shareholder account or 0.08% of the Fund's average daily net assets. For Money Market, such fee is equal to the greater of $20 per active shareholder account or 0.08% of the Fund's average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 for each Fund. For Fund’s that are subject to an expense cap and which are above the expense cap, the basis point fee will be reduced by 0.02%.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo an annual fee equal to 0.05% of each Fund's average daily net assets.

MFSCo serves as accounting services agent for each Fund, except Money Market. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of:

a.	0.15% of the first $10 million of average daily net assets,
0.10%	of the next $20 million of average daily net assets,
0.02%	of the next $50 million of average daily net assets, and
0.01%	in excess of $80 million of average daily net assets, or

b.	$7,500.

The Flex-funds

MAM has voluntarily agreed to reduce its fees and/or reimburse expenses (excluding brokerage fees and commissions, taxes, interest, and extraordinary or non-recurring expenses), to limit Bond’s total annual operating expenses to 1.10% of average daily net assets. MAM has also agreed to reduce its fees and/or reimburse expenses to the extent necessary to achieve an effective yield for Money Market that will rank in the top 10% of yields for all general-purpose money market funds in 2004. Such reduction and/or reimbursement is limited to the total of fees charged to each Fund by MAM and MFSCo. For the six months ended June 30, 2004, MAM and/or MFSCo reimbursed $8,992 and $42,142 to Bond and Money Market, respectively.

Adviser Dealer Services, Inc. (“ADS”), an affiliated broker-dealer of MAM, has an arrangement with TRUF and Highlands whereby a portion of the commissions received from security trades directed through it will be used to help pay expenses of the aforementioned Funds. For the six months ended June 30, 2004, ADS received $318 and $7,659 in commissions in connection with the purchase and sale of investments for TRUF and Highlands, respectively. For the same time period, ADS paid $777 and $5,092 of expenses under this arrangement for TRUF and Highlands, respectively.

Muirfield, Dynamic, and Aggressive have entered into an agreement with the Trust’s custodian, The Huntington National Bank (“HNB”), acting as a broker-dealer. HNB receives distribution, service, and administration fees (collectively the “fees”) from the underlying security holdings of the aforementioned Funds. HNB retains 0.03% of the fees collected and forwards the remainder to the appropriate Fund. The Funds use their portion of the fees received to reduce the gross expenses of each Fund. For the six months ended June 30, 2004, Muirfield, Dynamic, and Aggressive used $63,470, $25,285, and $7,489 of fees received, respectively, to reduce gross expenses of each Fund. It is possible that the Funds may invest in security holdings in which fees are not paid. As such, the gross expenses of a Fund would not be decreased. Also, without this agreement it is likely that the Funds would not collect any fees from underlying security holdings.

Pursuant to Rule 12b-1 of the 1940 Act, a mutual fund can adopt a written plan to pay certain expenses out of fund assets relating to the sale and distribution of its shares. Muirfield, Highlands, Bond, and Money Market have adopted a distribution plan with an annual limitation of 0.20% of average daily net assets. TRUF, Dynamic, and Aggressive have adopted a distribution plan with an annual limitation of 0.25% of average daily net assets.

4.    Federal Tax Information

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2003 were as follows:

	Ordinary Income	Net Short-Term Capital Gains	Total Dividends Paid(1)
The Total Return Utilities Fund	$431,501	$—	$431,501
The U.S. Government Bond Fund	214,166	224,673	438,839
The Money Market Fund	1,711,417	—	1,711,417

The tax characteristics of dividends paid by the Funds during the year ended December 31, 2002 were as follows:

	Ordinary Income	Net Short-Term Capital Gains	Total Dividends Paid(1)
The Muirfield Fund®	$78,095	$—	$78,095
The Total Return Utilities Fund	557,378	—	557,378
The U.S. Government Bond Fund	314,826	165,565	480,391
The Money Market Fund	3,571,277	—	3,571,277

The Flex-funds

As of December 31, 2003, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Dividends Payable	Accumulated Capital and Other Gains and (Losses)	Unrealized Appreciation/ (Depreciation)(2)	Total Accumulated Earnings/ (Deficit)
The Muirfield Fund®	$—	$—	$(25,084,901)	$9,244,385	$(15,840,516)
The Total Return Utilities Fund	—	(893)	(11,554,268)	1,977,697	(9,577,464)
The Highlands Growth Fund®	—	—	(7,343,942)	1,863,964	(5,479,978)
The Dynamic Growth Fund	—	—	(8,035,727)	2,889,283	(5,146,444)
The Aggressive Growth Fund	—	—	(8,240,194)	1,103,454	(7,136,740)
The U.S. Government Bond Fund	156,826	(1,289)	(773,118)	(9,390)	(626,971)
The Money Market Fund	13,594	(13,594)	—	—	—

For federal income tax purposes, the following Funds have capital loss carryforwards as of December 31, 2003, which are available to offset future capital gains, if any. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders:

	Amount	Expires
The Muirfield Fund®	$10,358,014	2008
The Muirfield Fund®	11,066,871	2009
The Muirfield Fund®	3,660,017	2010
The Total Return Utilities Fund	612,252	2009
The Total Return Utilities Fund	8,516,444	2010
The Total Return Utilities Fund	2,043,487	2011
The Highlands Growth Fund®	869,379	2009
The Highlands Growth Fund®	5,224,895	2010
The Highlands Growth Fund®	1,249,666	2011
The Dynamic Growth Fund	300,295	2008
The Dynamic Growth Fund	726,971	2009
The Dynamic Growth Fund	7,008,461	2010
The Aggressive Growth Fund	3,583,752	2008
The Aggressive Growth Fund	618,687	2009
The Aggressive Growth Fund	4,037,755	2010
The U.S. Government Bond Fund	735,915	2011

Under current tax laws, net capital losses incurred after October 31, within a Fund’s fiscal year, are deemed to arise on the first business day of the following fiscal year for tax purposes. For the year ended December 31, 2003, the Funds deferred post October capital losses of:

Post-October Capital Losses
The Total Return Utilities Fund	$382,085
The U.S. Government Bond Fund	37,203

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.
(2)	The differences between book- and tax-basis unrealized appreciation/(depreciation) are attributable primarily to: deferral of losses on wash sales, the realization for tax purposes of unrealized gains/(losses) on certain derivative instruments, and the difference between book and tax amortization methods for premium and market discount.

5.    Write-Off of Receivables

During December 2001, receivables which had been deemed uncollectible were written off in the following amounts: The Highlands Growth Fund — $34,816; The Muirfield Fund — $204,223; and The Total Return Utilities Fund — $59,290. An examination of the receivables has concluded that the receivables should not have been written off. As a consequence, Meeder Asset Management and Mutual Funds Service Co. have determined to pay to record shareholders of the affected Funds as of the days of the write-off in December 2001, their pro rata share amount of the receivables improperly written off, plus the amount, if any, the receivable would have earned had it been invested in the

The Flex-funds

Funds between 2001 and the date of the reimbursement. Because these remedial actions by Meeder Asset Management and Mutual Funds Service Co. involve payments of amounts directly to the affected shareholders, these future remedial payments are not reflected as assets on the unaudited financial statements of the Funds as of June 30, 2004.

6.    Subsequent Event

The Flex-funds Money Market Fund and the Institutional Fund of the Meeder Advisor Funds Trust, which are managed by Meeder Asset Management, Inc., are organized in the master-feeder structure. Under this structure both funds, having the same investment objective, invest in the same master portfolio, the Money Market Portfolio. The Board of Trustees has approved the liquidation, on or about December 31, 2004, of the Institutional Fund. In conjunction with this liquidation, the Board of Trustees has also approved the termination, on or about December 31, 2004, of the Money Market Portfolio. The shareholders of the Institutional Fund will have the opportunity to invest their liquidation proceeds in a new class of shares of The Money Market Fund, which will have a virtually identical investment objective as the Institutional Fund. Consequently, on or about December 31, 2004, The Flex-funds Money Market Fund will be a stand-alone fund offering two classes of shares and will continue to be managed by Meeder Asset Management, Inc.

The Flex-funds

Statement of Assets & Liabilities

June 30, 2004 (unaudited)

Money Market Portfolio
Assets
Investments, at value*	$185,751,309
Repurchase agreements, at value*	12,175,000
Trustee deferred compensation investments, at value	63,417
Cash	400
Interest and dividend receivable	2,123,840
Prepaid expenses/other assets	2,456
Total Assets	200,116,422

Liabilities
Payable for Trustee Deferred Compensation Plan	63,417
Payable to investment advisor	28,708
Accrued fund accounting fees	4,716
Other accrued liabilities	6,321
Total Liabilities	103,162

Total Net Assets	$200,013,260

* Investments, at cost	$197,926,309

See accompanying notes to financial statements.

The Flex-funds

Statement of Operations

For the Six Months Ended June 30, 2004 (unaudited)

Money Market Portfolio
Investment Income
Interest	$1,275,669
Total Investment Income	1,275,669

Expenses
Investment advisor	325,936
Fund accounting	28,453
Trustee	4,144
Audit	10,972
Custodian	2,940
Legal	1,232
Total Expenses Before Reductions	373,677

Investment advisor fees waived	(162,545)
Total Net Expenses	211,132

Net Investment Income	1,064,537

Net Change in Net Assets Resulting from Operations	$1,064,537

See accompanying notes to financial statements.

The Flex-funds

Statements of Changes in Net Assets

For the Six Months Ended June 30, 2004 (unaudited) and the Year Ended December 31, 2003

	Money Market Portfolio
	2004	2003
Operations
Net investment income	$1,064,537	$2,417,678
Net change in net assets resulting from operations	1,064,537	2,417,678

Transactions of Investors’ Beneficial Interests
Contributions	125,112,095	245,964,298
Withdrawals	(120,509,339)	(264,913,444)
Net change in net assets resulting from transactions of investors’ beneficial interests	4,602,756	(18,949,146)

Total Change in Net Assets	5,667,293	(16,531,468)

Net Assets — Beginning of Period	194,345,967	210,877,435
Net Assets — End of Period	$200,013,260	$194,345,967

See accompanying notes to financial statements.

The Flex-funds

Financial Highlights

Ratios/Supplementary Data For the Period Ended June 30, 2004 (unaudited)

and Each Fiscal Year Ended December 31,

Money Market Portfolio

	2004	2003	2002	2001	2000	1999
Total Return(1)	0.51%	1.17%	1.83%	4.54%	6.61%	5.37%

Net assets, end of period ($000)	$200,013	$194,346	$210,877	$270,330	$297,206	$1,104,197
Ratio of net expenses to average net assets(2)	0.21%	0.18%	0.20%	0.21%	0.19%	0.18%
Ratio of net investment income to average net assets(2)	1.06%	1.16%	1.83%	4.26%	6.05%	5.07%
Ratio of expenses to average net assets before reductions(2)	0.37%	0.36%	0.36%	0.35%	0.30%	0.30%

(1)	Not annualized for periods of less than one full year.
(2)	Annualized for periods of less than one full year.

See accompanying notes to financial statements.

The Flex-funds

Notes to Financial Statements

June 30, 2004 (unaudited)

1.    Organization and Significant Accounting Policies

The Money Market Fund (the “Fund”) invests all of its investable assets in a corresponding open-end management investment company (a “Portfolio”) having the same investment objective as the Fund. The Portfolio is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-ended management investment company, which was organized as a trust under the laws of the State of New York. For federal income tax purposes, the Portfolio qualifies as a partnership, and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Portfolio. Accordingly, as a “pass-through” entity, the Portfolio pays no income dividend or capital gain distribution.

Use of estimates.    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation.    Money market securities held in the Portfolio are valued at amortized cost, which approximates value. In compliance with Rule 2a-7 of the 1940 Act, the amortized values are compared to prices obtained from independent pricing services that use valuation techniques approved by the Board of Trustees (“Trustees”).

Repurchase agreements.    The Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

Federal income taxes.    The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be subject to taxation on its share of the Portfolio’s ordinary income and capital gains. It is the Portfolio’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to it. Therefore, no federal income tax provision is required.

Other.    The Portfolio records security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Interest income (including amortization of premium and accretion of discount) is recognized as earned.

Under a Deferred Compensation Plan (the “Plan”), non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in shares of The Flex-funds. Deferred amounts remain in the Portfolio until distributed in accordance with the Plan.

2.    Investment Transactions

As of June 30, 2004, the aggregate cost basis of investments for federal income tax purposes was $197,926,309.

3.    Investment Advisory Fees and Other Transactions with Affiliates

Meeder Asset Management, Inc. (“MAM”), a wholly-owned subsidiary of Meeder Financial, Inc. (“Meeder”), provides the Portfolio with investment management, research, statistical and advisory services. For such services the Portfolio pays a fee at the following annual rates: 0.40% of average daily net assets up to $100 million and 0.25% of average daily net assets exceeding $100 million. During the six months ended June 30, 2004, MAM agreed to reduce $162,545 of investment advisory fees in the Portfolio.

Mutual Funds Service Co. (“MFSCo”), a wholly-owned subsidiary of Meeder, serves as accounting services agent for the Portfolio. In compensation for such services, the Portfolio pays MFSCo an annual fee equal to the greater of:

a.	0.15% of the first $10 million of average daily net assets,
0.10%	of the next $20 million of average daily net assets,
0.02%	of the next $50 million of average daily net assets, and
0.01%	in excess of $80 million of average daily net assets, or

b.	$30,000.

The Flex-funds

Trustees and Officers

Certain trustees and officers of the Funds and Portfolio are also officers or directors of Meeder, MAM and MFSCo. The Trustees oversee the management of the Trust and the Portfolio and elect their officers. The officers are responsible for the Funds’ and Portfolio’s day-to-day operations. The Trustees’ and officers’ names, addresses, years of birth, positions held with the Trust, and length of service as a Flex-funds Trustee are listed below. Also included is each Board member’s principal occupation during, at least, the past five years. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for all other mutual funds advised by MAM, including The Flex-funds, Meeder Advisor Funds, and the corresponding portfolios of The Flex-funds and Meeder Advisor Funds (collectively, the “Fund Complex”). Those Trustees who are “interested persons”, as defined in the 1940 Act, by virtue of their affiliation with the Fund Complex are indicated by an asterisk (*).

Name, Address(1), and Year of Birth	Position, Length of Service, and Number of Funds Overseen(2)	Principal Occupation During Past Five Years and Other Directorships Held(3)
Robert S. Meeder, Sr.* Year of Birth: 1929	Trustee	Chairman of Meeder Asset Management, Inc., an investment advisor; Chairman and Director of Mutual Funds Service Co., the Fund Complex’s transfer agent; Director of Adviser Dealer Services, Inc., the Fund Complex’s Distributor.

Milton S. Bartholomew Year of Birth: 1929	Trustee	Retired; formerly a practicing attorney in Columbus, Ohio; member of the Fund Complex’s Audit Committee.

Roger D. Blackwell Year of Birth: 1940	Trustee	Professor of Marketing and Consumer Behavior, The Ohio State University; President of Blackwell Associates, Inc., a strategic consulting firm.

Robert S. Meeder, Jr.* Year of Birth: 1961	Trustee and President	President of Meeder Asset Management, Inc.

Walter L. Ogle Year of Birth: 1937	Trustee	Retired; formerly Executive Vice President of Aon Consulting, an employee benefits consulting group; member of the Fund Complex’s Audit Committee.

Charles A. Donabedian Year of Birth: 1943	Trustee	CEO, Winston Advisors, Inc., an investment advisor; Chairman of the Fund Complex’s Audit Committee.

James W. Didion Year of Birth: 1930	Trustee	Retired; formerly Executive Vice President of Core Source, Inc., an employee benefit and Workers’ Compensation administration and consulting firm (1991 – 1997).

Jack W. Nicklaus Year of Birth: 1961	Trustee	Designer, Nicklaus Design, a golf course design firm and division of The Nicklaus Companies.

(1)	The address of each Trustee is 6125 Memorial Drive, Dublin, OH 43017.
(2)	Each Trustee serves for an indefinite term, until his or her resignation, death, or removal. Each Trustee oversees all nine Funds in the Fund Complex.
(3)	Robert S. Meeder, Sr., Robert S. Meeder, Jr., and Charles A. Donabedian serve as Trustees of the Meeder Premier Portfolios, which is managed by Meeder Asset Management, Inc., the Advisor of the Trust. Roger D. Blackwell is a Director of Anthony & Sylvan, Applied Industrial Technologies, Diamond Hill, and Max & Erma’s. Walter L. Ogle is a Director of Southtrust Bank, N.A. Florida.
*	Robert S. Meeder, Sr. is deemed an “interested person” of the Trust by virtue of his position as Chairman of Meeder Asset Management, Inc., the Advisor of the Portfolio. Robert S. Meeder, Jr. is deemed an “interested person” of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Advisor of the Portfolio.

The Statement of Additional Information includes additional information about each Trustee and is available without charge. To obtain a copy of the Statement of Addition Information, please contact your financial representative or call toll free 800-325-3539.

The Flex-funds

Manager and Investment Advisor:

Meeder Asset Management, Inc.

6125 Memorial Drive

P.O. Box 7177

Dublin, Ohio 43017

Subadvisor/The Total Return Utilities Fund

Miller/Howard Investments, Inc.

141 Upper Byrdcliffe Road, P.O. Box 549

Woodstock, New York 12498

Subadvisor/The Highlands Growth Fund

Sector Capital Management L.L.C.

51 Germantown Court, Suite 309

Cordova, TN 38018

Board of Trustees

Milton S. Bartholomew

Dr. Roger D. Blackwell

James Didion

Charles Donabedian

Robert S. Meeder, Sr.

Robert S. Meeder, Jr.

Jack Nicklaus II

Walter L. Ogle

Custodian

The Huntington National Bank

Columbus, Ohio 43215

Transfer Agent Dividend Disbursing Agent

Mutual Funds Service Co.

6125 Memorial Drive

Dublin, Ohio 43017

Auditors

KPMG LLP

Columbus, Ohio 43215

The Flex-funds

Managed by Meeder Asset Management Inc.

6125 Memorial Drive, Dublin Ohio, 43017

Call Toll Free 800-325-3539 | 614-760-2159

Fax: 614-766-6669 | www.flexfunds.com

Email: flexfunds@meederfinancial.com

The Flex-funds

The Money Market Fund

2004 Semiannual Report

June 30, 2004

The Flex-funds
Managed by Meeder Asset Management, Inc. 6125 Memorial Drive, Dublin Ohio, 43017 Call Toll Free 800-325-3539 | 614-760-2159 Fax: 614-766-6669 | www.flexfunds.com Email: flexfunds@meederfinancial.com

The Flex-funds	2004 Semiannual Report | June 30, 2004

The Money Market Fund

Performance Perspective

Period & Average Annual Total Returns as of June 30, 2004	2004 YTD	1 year	5 years	10 years	Since Inception
The Money Market Fund	0.41%	0.83%	3.14%	4.22%	5.26%[1]
Lipper’s Average General Purpose Money Market Fund[3]	0.17%	0.35%	2.62%	3.81%	4.84%[2]
Current & Effective Yields	7-day simple yield: 0.88%		7-day compound yield: 0.88%

[1]	Inception Date: 3/27/85

[2]	Average Annual total return from 3/31/85 to 6/30/04. Source for average money market fund data: Lipper, Inc. As of June 30, 2004, yield quotations more closely reflect the earnings of The Money Market Fund than total return quotations.

Semiannual Market Perspective

Joseph A. Zarr

Co-Portfolio Manager

Christopher M. O’Daniel

Co-Portfolio Manager

The Flex-funds Money Market Fund continued to provide investors with competitive yields throughout the 2nd Quarter of 2004. According to iMoneyNet, Inc., the Fund ranked among the top 10 general purpose money market funds for highest 12-month yield as of June 30, 2004.

For the year-to-date, the Fund has outperformed its peer group with a return of 0.41%, compared to the 0.17% year-to-date return of the average general purpose money market fund, according to Lipper, Inc.

Investors were finally able to see the light at the end of the interest rate tunnel during the 2nd Quarter, as short-term rates began to move upward. Economic statistics revealed rapid growth in the job market, while the new concern among investors turned to inflation as opposed to the specter of deflation, which had held participants mesmerized for much of 2003.

In response to these and other market conditions, the Federal Reserve issued a quarter-point hike in the Fed funds target rate on the last day of the quarter, and suggested that future increases in rates would come at a “measured” pace. Federal Reserve watchers forwarded the argument that the Fed had fallen behind the curve by waiting so long to raise interest rates, highlighting the fact that short-term rates were already moving up at more than a measured pace, potentially leaving the projected incremental increases by Mr. Greenspan in the dust. Whether that happens to come about remains to be seen. For now, we expect gradual increases in the Fed funds target rate, continuing through the remainder of the year.

Our outlook calls for money market yields to increase through the end of the year, as they approach a more normal relationship with the rate of inflation. However, we are not among those money managers calling for an increase to the 3% level by year-end, since it may not be unlikely that the current pace of economic growth can be maintained over an extended period of time.

Past performance does not guarantee future results. Except for the current and effective yields, all performance figures represent average annual total returns for the periods ended June 30, 2004, and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Expenses were reimbursed and/or management fees were waived in order to reduce the operating expenses of The Money Market Fund during the periods shown above. Investments in The Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in The Money Market Fund.

[3]	An index of funds such as Lipper’s Average General Purpose Money Market Fund index includes a number of mutual funds grouped by investment objective.

1

Schedule of Investments

June 30, 2004 (unaudited)

Money Market Portfolio

Security Description	Coupon/ Yield	Maturity	Principal Amount ($) or Shares	Value ($)
Certificate of Deposit — 2.5%
Huntington National Bank CD	1.32%	08/24/04	5,000,000	5,000,000

Total Certificate of Deposit (Cost $5,000,000)				5,000,000

Corporate Obligations — 72.9%
Abbott Laboratories	5.13%	07/01/04	2,500,000	2,500,000
Aquarium Holdings, KY**	1.31%*	07/01/04	108,000	108,000
Associates Corp.	6.63%	06/15/05	618,000	643,558
Austin Printing Co., Inc.**	1.40%*	07/01/04	1,675,000	1,675,000
Bath Technologies, Inc.**	1.35%*	07/01/04	1,280,000	1,280,000
Bank Of America Corp.	7.63%	04/15/05	1,365,000	1,431,778
Bank Of America Corp.	7.75%	08/15/04	651,000	656,092
Bear Stearns Co., Inc.	6.63%	10/01/04	2,850,000	2,888,011
Bear Stearns Co., Inc.	6.65%	12/01/04	1,089,000	1,113,552
Bear Stearns Co., Inc.	7.63%	02/01/05	1,000,000	1,036,997
Bear Stearns Co., Inc.**	1.95%*	07/01/04	1,000,000	1,000,874
Beaver Creek Enterprise**	1.35%*	07/01/04	1,990,000	1,990,000
Cascade Plaza Project**	1.35%*	07/01/04	8,266,000	8,266,000
ChevronTexaco Corp.	6.63%	10/01/04	2,500,000	2,532,387
Citigroup, Inc.	7.13%	10/15/04	6,000,000	6,100,283
Citigroup, Inc.	7.63%	05/01/05	1,440,000	1,513,855
Clark Grave Vault Co.**	1.31%*	07/01/04	1,050,000	1,050,000
Commercial Credit Co.	7.88%	07/15/04	1,430,000	1,433,599
Countrywide Home Loans, Inc.	6.84%	10/22/04	4,000,000	4,064,072
Don’s Launderers-Cleaners, Inc.**	1.31%*	07/01/04	1,000,000	1,000,000
DuPont, E.I.,De Nemours & Co.	6.75%	10/15/04	1,567,000	1,591,474
Espanola/Nambe**	1.40%*	07/01/04	915,000	915,000
FleetBoston Financial Corp.	8.00%	09/15/04	4,590,000	4,652,482
FleetBoston Financial Corp.	8.13%	07/01/04	3,000,000	3,000,000
Gordon Flesch Co. Project**	1.35%*	07/01/04	900,000	900,000
International Lease Finance Corp	8.15%	10/01/04	1,000,000	1,016,994
Isaac Tire, Inc.**	1.31%*	07/01/04	840,000	840,000
J.P. Morgan & Co., Inc.	7.63%	09/15/04	5,375,000	5,444,833
K.L. Morris, Inc.**	1.31%*	07/01/04	2,075,000	2,075,000
Keycorp	8.00%	07/01/04	3,225,000	3,225,000
Kiser Street, Inc.**	1.35%*	07/01/04	1,745,000	1,745,000
Lehman Brothers Holdings, Inc.	7.75%	01/15/05	2,500,000	2,587,348
Martin Wheel Co, Inc.**	1.60%*	07/01/04	2,350,000	2,350,000
McDonald’s Corp.	5.15%	07/01/04	1,500,000	1,500,000
Merrill Lynch & Co., Inc.	6.00%	11/15/04	5,000,000	5,085,092
Merrill Lynch & Co., Inc.	6.55%	08/01/04	7,436,000	7,468,953
MetLife Insurance Co.***	1.21%*	07/01/04	12,000,000	12,000,000
Mubea, Inc.**	1.35%*	07/01/04	5,825,000	5,825,000
National Rural Utilities	5.25%	07/15/04	4,200,000	4,206,513
National Rural Utilities	6.38%	10/15/04	1,104,000	1,119,146
National Rural Utilities**	1.76%*	07/01/04	2,000,000	2,004,939
Osco Industries, Inc.**	1.40%*	07/01/04	1,200,000	1,200,000
O.K.I. Supply Co.**	1.31%*	07/01/04	1,370,000	1,370,000
Pfizer, Inc.	3.63%	11/01/04	1,600,000	1,611,215

Security Description	Coupon/ Yield	Maturity	Principal Amount ($) or Shares	Value ($)
Corporate Obligations — continued
PPG Industries, Inc.	6.75%	08/15/04	5,920,000	5,960,992
Pro Tire, Inc.**	1.31%*	07/01/04	1,010,000	1,010,000
R.I. Lampus Co.**	1.40%*	07/01/04	460,000	460,000
Seariver Maritime, Inc.	1.13%*	07/01/04	4,400,000	4,400,000
SGS Tool Co.**	1.38%*	07/01/04	480,000	480,000
Shawmut Bank Connecticut NA	8.63%	02/15/05	500,000	521,866
Springside Corp Exchange Partners I LLC**	1.35%*	07/01/04	2,000,000	2,000,000
Target Corp	7.50%	02/15/05	1,250,000	1,298,476
Taylor Brothers Properties LLC**	1.31%*	07/01/04	1,225,000	1,225,000
Ameren Union Electric	6.88%	08/01/04	2,225,000	2,235,489
United Technologies Corp	6.63%	11/15/04	3,029,000	3,089,798
Wachovia Corp.	7.20%	08/15/04	788,000	793,562
White Castle Project**	1.35%*	07/01/04	6,250,000	6,250,000

Total Corporate Obligations (Cost $145,743,230)				145,743,230

U.S. Government Agency Obligations — 10.9%
Federal Farm Credit Bank	6.30%	09/23/04	500,000	505,477
Federal Home Loan Bank	1.40%	04/01/04	2,000,000	2,000,000
Federal Home Loan Bank	1.35%	04/29/04	1,000,000	1,000,000
Federal Home Loan Bank	3.40%	07/19/04	500,000	500,508
Federal Home Loan Bank	4.13%	11/15/04	1,000,000	1,009,702
Federal Home Loan Bank	4.00%	12/01/04	250,000	252,487
Federal Home Loan Bank	1.30%	02/23/05	2,000,000	2,000,000
Federal Home Loan Bank	1.48%	02/24/05	2,000,000	2,000,000
Federal Home Loan Bank	1.35%	03/23/05	2,000,000	2,000,000
Federal Home Loan Bank	1.23%*	07/26/04	5,000,000	4,998,779
Freddie Mac	6.25%	07/15/04	5,017,000	5,026,520
Federal National Mortgage Association	7.40%	07/01/04	500,000	500,000

Total U.S. Government Agency Obligations (Cost $21,793,473)				21,793,473

Variable Rate Demand Notes — 5.1%
Caterpillar Financial, Inc.	2.00%*	07/06/04	10,172,632	10,172,632

Total Variable Rate Demand Notes (Cost $10,172,632)				10,172,632

Demand Deposits — 1.5%
National City Corp.	2.13%		3,041,974	3,041,974

Total Demand Deposits (Cost $3,041,974)				3,041,974

Repurchase Agreements — 6.1%
Salomon Smith Barney, Inc., 1.55%, 07/01/04, (Collateralized by $12,436,236 various Commercial Paper, at 1.41%-1.44%, due 07/13/04-08/18/04, value — $12,418,767)			12,175,000	12,175,000

The Flex-funds

2

Schedule of Investments

June 30, 2004 (unaudited)

Money Market Portfolio

Security Description	Coupon/ Yield	Maturity	Principal Amount ($) or Shares	Value ($)
Repurchase Agreements — continued
Total Repurchase Agreements (Cost $12,175,000)				12,175,000

Total Investments — 99.0% (Cost $197,926,309) (a)				197,926,309

Other Assets less Liabilities — 1.0				2,086,951

Total Net Assets — 100.0%				200,013,260

Trustee Deferred Compensation****
The Flex-funds Dynamic Growth Fund			1,229	9,242
The Flex-funds Highlands Growth Fund			1,217	18,279
The Flex-funds Muirfield Fund			4,288	21,268
The Flex-funds Total Return Utilities Fund			1,004	14,628

Total Trustee Deferred Compensation (Cost $63,417)				63,417

(a)	Cost for federal income tax and financial reporting purposes are the same.
*	Variable rate security. Interest rate is as of June 30, 2004. Maturity date reflects the next rate change date.
**	Represents a restricted security purchased under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. Security is restricted as to resale to institutional investors, but has been deemed liquid in accordance with guidelines approved by the Board of Trustees. As of June 30, 2004, securities restricted as to resale to institutional investors represented 23.8% of Total Investments.
***	Illiquid security. The sale or disposition of such security would not be possible in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security. As of June 30, 2004, illiquid securities represented 6.1% of Total Investments.
****	Assets of affiliates to the Money Market Portfolio held for the benefit of the Portfolio’s Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

The Flex-funds

3

Statement of Assets & Liabilities

June 30, 2004 (unaudited)

The Money Market Fund
Assets
Investments in corresponding portfolio, at value	$165,992,695
Receivable from investment advisor	5,405
Prepaid expenses/other assets	32,939
Total Assets	166,031,039

Liabilities
Dividends payable	10,108
Accrued distribution plan (12b-1) fees	30,296
Accrued transfer agent, fund accounting, and administrative fees	16,872
Other accrued liabilities	18,884
Total Liabilities	76,160

Net Assets	165,954,879

Net Assets
Capital	165,954,879
Total Net Assets	$165,954,879

Capital Stock Outstanding (indefinite number of shares authorized, $0.10 par value)	165,954,879

Net Asset Value, Offering and Redemption Price Per Share	$1.00

See accompanying notes to financial statements.

The Flex-funds

4

Statement of Operations

For the Six Months Ended June 30, 2004 (unaudited)

The Money Market Fund
Net Investment Income (Loss) from Corresponding Portfolio
Interest	$1,073,745
Expenses net of reductions	(177,585)
Total Net Investment Income (Loss) from Corresponding Portfolio	896,160

Fund Expenses
Transfer agent	67,649
Administrative	42,396
Audit	4,292
Legal	4,202
Printing	21,644
Distribution plan (12b-1)	169,317
Postage	22,554
Registration and filing	13,734
Insurance	7,972
Other	33,579
Total Expenses Before Reductions	387,339

Expenses reimbursed by investment advisor	(42,142)
Distribution plan (12b-1) expenses waived	(130,224)
Transfer agent expenses waived	(6,805)
Net Expenses	208,168

Net Investment Income	687,992

Net Change in Net Assets Resulting from Operations	$687,992

See accompanying notes to financial statements.

The Flex-funds

5

Statements of Changes in Net Assets

For the Six Months Ended June 30, 2004 (unaudited) and the Year Ended December 31, 2003

	The Money Market Fund
	2004	2003
Operations
Net investment income	$687,992	$1,710,864
Net change in net assets resulting from operations	687,992	1,710,864

Distributions to Shareholders
From net investment income	(687,992)	(1,710,864)
Net change in net assets resulting from distributions	(687,992)	(1,710,864)

Capital Transactions
Issued	93,776,615	201,399,826
Reinvested	683,738	1,688,792
Redeemed	(94,112,077)	(223,761,740)
Net change in net assets resulting from capital transactions	348,276	(20,673,122)

Total Change in Net Assets	348,276	(20,673,122)

Net Assets — Beginning of Period	165,606,603	186,279,725
Net Assets — End of Period	$165,954,879	$165,606,603

Accumulated undistributed (distributions in excess of) net investment income	$—	$—

Share Transactions
Issued	93,776,615	201,399,826
Reinvested	683,738	1,688,792
Redeemed	(94,112,077)	(223,761,740)
Net change in shares	348,276	(20,673,122)

See accompanying notes to financial statements.

The Flex-funds

6

Financial Highlights

For a Share Outstanding Through the Period Ended June 30, 2004 (unaudited) and

Each Fiscal Year Ended December 31,

The Money Market Fund
	2004	2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Income from Investment Operations
Net investment income	0.004	0.009	0.016	0.040	0.060	0.049
Total from Investment Operations	0.004	0.009	0.016	0.040	0.060	0.049

Less Distributions
From net investment income	(0.004)	(0.009)	(0.016)	(0.040)	(0.060)	(0.049)
Total Distributions	(0.004)	(0.009)	(0.016)	(0.040)	(0.060)	(0.049)

Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return (assumes reinvestment of distributions)(1)	0.41%	0.92%	1.59%	4.10%	6.20%	4.96%

Ratios/Supplemental Data
Net assets, end of period ($000)	$165,955	$165,607	$186,280	$221,594	$233,227	$232,023
Ratio of net expenses to average net assets (2)(3)	0.46%	0.43%	0.44%	0.44%	0.41%	0.41%
Ratio of net investment income to average net assets (2)(3)	0.81%	0.92%	1.58%	4.00%	6.01%	4.88%
Ratio of expenses to average net assets before reductions (2)(3)	0.83%	0.82%	0.66%	0.62%	0.60%	0.54%

(1)	Not annualized for periods of less than one full year.
(2)	Annualized for periods of less than one full year.
(3)	Ratio reflects reduction in corresponding portfolio.

See accompanying notes to financial statements.

The Flex-funds

7

Notes to Financial Statements

June 30, 2004 (unaudited)

1.    Organization and Significant Accounting Policies

The Flex-funds Trust (the “Trust”) was organized in 1982 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. At June 30, 2004, the Trust consisted of seven separate series. The accompanying financial statements relate only to The Money Market Fund (the “Fund”). The Fund invests all of its investable assets in a corresponding open-end management investment company (the “Portfolio”). The Fund, the Portfolio into which the Fund invests and the percentage of the Portfolio owned by the Fund is as follows:

Fund	Portfolio	Percentage of Portfolio Owned by Fund as of June 30, 2004*
The Money Market Fund	Money Market Portfolio	83%

*	There is a partner of the Portfolio that owns a de minimis position.

The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of the Fund.

Use of estimates.    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of investments.    The Fund records its investment in the corresponding Portfolio at value. Valuation of securities held by the Portfolio is discussed in the notes of the Portfolio’s notes to financial statements included elsewhere in this report.

Federal income taxes.    It is the Fund’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and net capital gains to its shareholders. Therefore, no federal income tax provision is required.

Distributions to shareholders.    Distributions to shareholders are recorded on the ex-dividend date. The Fund declares dividends from net investment income on a daily basis and pays such dividends on a monthly basis. The Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to deferrals of certain losses and expiring capital loss carryforwards held by the Fund’s corresponding Portfolio. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences relating to shareholder distributions have been reclassified within the components of net assets.

Investment income & expenses.    The Fund records daily its proportionate share of the corresponding Portfolio’s income, expenses, and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Expenses incurred by the Trust that do not specifically relate to an individual fund of the Trust are allocated to the Fund based on the Fund’s relative net assets or other appropriate basis.

2.    Agreements and Other Transactions with Affiliates

Meeder Asset Management, Inc. (“MAM”), a wholly-owned subsidiary of Meeder Financial, Inc. (“Meeder”), provides the Portfolio with investment management, research, statistical and advisory services.

Mutual Funds Service Co. (“MFSCo”), a wholly-owned subsidiary of Meeder, serves as stock transfer, dividend disbursing and shareholder services agent for the Fund. In compensation for such services, the Fund pays MFSCo an annual fee equal to the greater of $20 per active shareholder account or 0.08% of the Fund’s average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 from the Fund. The Fund is currently subject to an expense cap, thus the basis point fee has been reduced by 0.02%.

The Flex-funds

8

MFSCo provides the Trust with certain administrative services. In compensation for such services, the Fund pays MFSCo an annual fee equal to 0.05% of the Fund’s average daily net assets.

MAM has voluntarily agreed to reduce its fees and/or reimburse expenses, including expenses allocated from its respective Portfolio (excluding brokerage fees and commissions, taxes, interest, and extraordinary or non-recurring expenses) to the extent necessary to achieve an effective yield for the Fund that will rank in the top 10% of yields for all general purpose money market funds in 2004. Such reduction and/or reimbursement is limited to the total of fees charged to the Fund by MAM and MFSCo. For the six months ended June 30, 2004, MAM and MFSCo, collectively, reimbursed $42,142 to the Fund.

Pursuant to Rule 12b-1 of the 1940 Act, a mutual fund can adopt a written plan to pay certain expenses out of fund assets relating to the sale and distribution of its shares. The Fund has adopted a distribution plan that limits the Fund, on an annual basis, to pay 0.20% of average daily net assets for such expenses.

3.    Federal Tax Information

The Fund paid dividends, characterized for tax purposes as ordinary income, of $1,711,417 and $3,571,277 during the years ended December 31, 2003 and December 31, 2002, respectively.1

As of December 31, 2003, the components of accumulated earnings/(deficit) on a tax basis for the Fund were as follows:

Year	Undistributed Ordinary Income	Dividends Payable	Accumulated Capital and Other Gains and (Losses)	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)
2003	$13,594	$(13,594)	$—	$—	$—

[1]	Total dividends paid may differ from the amount reported in the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

4.    Subsequent Event

The Flex-funds Money Market Fund and the Institutional Fund of the Meeder Advisor Funds Trust, which are managed by Meeder Asset Management, Inc., are organized in the master-feeder structure. Under this structure both funds, having the same investment objective, invest in the same master portfolio, the Money Market Portfolio. The Board of Trustees has approved the liquidation, on or about December 31, 2004, of the Institutional Fund. In conjunction with this liquidation, the Board of Trustees has also approved the termination, on or about December 31, 2004, of the Money Market Portfolio. The shareholders of the Institutional Fund will have the opportunity to invest their liquidation proceeds in a new class of shares of The Money Market Fund, which will have a virtually identical investment objective as the Institutional Fund. Consequently, on or about December 31, 2004, The Flex-funds Money Market Fund will be a stand-alone fund offering two classes of shares and will continue to be managed by Meeder Asset Management, Inc.

The Flex-funds

9

Statement of Assets & Liabilities

June 30, 2004 (unaudited)

Money Market Portfolio
Assets
Investments, at value*	$185,751,309
Repurchase agreements, at value*	12,175,000
Trustee deferred compensation investments, at value	63,417
Cash	400
Interest and dividend receivable	2,123,840
Prepaid expenses/other assets	2,456
Total Assets	200,116,422

Liabilities
Payable for Trustee Deferred Compensation Plan	63,417
Payable to investment advisor	28,708
Accrued fund accounting fees	4,716
Other accrued liabilities	6,321
Total Liabilities	103,162

Total Net Assets	$200,013,260

* Investments, at cost	$197,926,309

See accompanying notes to financial statements.

The Flex-funds

10

Statement of Operations

For the Six Months Ended June 30, 2004 (unaudited)

Money Market Portfolio
Investment Income
Interest	$1,275,669
Total Investment Income	1,275,669

Expenses
Investment advisor	325,936
Fund accounting	28,453
Trustee	4,144
Audit	10,972
Custodian	2,940
Legal	1,232
Total Expenses Before Reductions	373,677

Investment advisor fees waived	(162,545)
Total Net Expenses	211,132

Net Investment Income	1,064,537

Net Change in Net Assets Resulting from Operations	$1,064,537

See accompanying notes to financial statements.

The Flex-funds

11

Statements of Changes in Net Assets

For the Six Months Ended June 30, 2004 (unaudited) and the Year Ended December 31, 2003

	Money Market Portfolio
	2004	2003
Operations
Net investment income	$1,064,537	$2,417,678
Net change in net assets resulting from operations	1,064,537	2,417,678

Transactions of Investors’ Beneficial Interests
Contributions	125,112,095	245,964,298
Withdrawals	(120,509,339)	(264,913,444)
Net change in net assets resulting from transactions of investors’ beneficial interests	4,602,756	(18,949,146)

Total Change in Net Assets	5,667,293	(16,531,468)

Net Assets — Beginning of Period	194,345,967	210,877,435
Net Assets — End of Period	$200,013,260	$194,345,967

See accompanying notes to financial statements.

The Flex-funds

12

Financial Highlights

Ratios/Supplementary Data For The Period Ended June 30, 2004 (unaudited) and Each Fiscal Year Ended December 31,

Money Market Portfolio

	2004	2003	2002	2001	2000	1999

Total Return(1)	0.51%	1.17%	1.83%	4.54%	6.61%	5.37%

Net assets, end of period ($000)	$200,013	$194,346	$210,877	$270,330	$297,206	$1,104,197
Ratio of net expenses to average net assets(2)	0.21%	0.18%	0.20%	0.21%	0.19%	0.18%
Ratio of net investment income to average net assets(2)	1.06%	1.16%	1.83%	4.26%	6.05%	5.07%
Ratio of expenses to average net assets before reductions(2)	0.37%	0.36%	0.36%	0.35%	0.30%	0.30%

(1)	Not annualized for periods of less than one full year.
(2)	Annualized for periods of less than one full year.

See accompanying notes to financial statements.

The Flex-funds

13

Notes to Financial Statements

June 30, 2004 (unaudited)

1.    Organization and Significant Accounting Policies

The Money Market Fund (the “Fund”) invests all of its investable assets in a corresponding open-end management investment company (a “Portfolio”) having the same investment objective as the Fund. The Portfolio is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-ended management investment company, which was organized as a trust under the laws of the State of New York. For federal income tax purposes the Portfolio qualifies as a partnership, and each investor in the Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Portfolio. Accordingly, as a “pass-through” entity, the Portfolio pays no income dividend or capital gain distribution.

Use of estimates.    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation.    Money market securities held in the Portfolio are valued at amortized cost, which approximates value. In compliance with Rule 2a-7 of the 1940 Act, the amortized values are compared to prices obtained from independent pricing services that use valuation techniques approved by the Board of Trustees (“Trustees”).

Repurchase agreements.    The Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

Federal income taxes.    The Portfolio will be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be subject to taxation on its share of the Portfolio’s ordinary income and capital gains. It is the Portfolio’s policy to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to it. Therefore, no federal income tax provision is required.

Other.    The Portfolio records security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Interest income (including amortization of premium and accretion of discount) is recognized as earned.

Under a Deferred Compensation Plan (the “Plan”), non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in shares of The Flex-funds. Deferred amounts remain in the Portfolio until distributed in accordance with the Plan.

2.    Investment Transactions

As of June 30, 2004, the aggregate cost basis of investments for federal income tax purposes was $197,926,309.

3.    Investment Advisory Fees and Other Transactions with Affiliates

Meeder Asset Management, Inc. (“MAM”), a wholly-owned subsidiary of Meeder Financial, Inc. (“Meeder”), provides the Portfolio with investment management, research, statistical and advisory services. For such services the Portfolio pays a fee at the following annual rates: 0.40% of average daily net assets up to $100 million and 0.25% of average daily net assets exceeding $100 million. During the six months ended June 30, 2004, MAM agreed to reduce $162,545 of investment advisory fees in the Portfolio.

Mutual Funds Service Co. (“MFSCo”), a wholly owned subsidiary of Meeder, serves as accounting services agent for the Portfolio. In compensation for such services, the Portfolio pays MFSCo an annual fee equal to the greater of:

a.	0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets, or

b.	$30,000.

The Flex-funds

14

Trustees and Officers

Certain trustees and officers of the Portfolio are also officers or directors of Meeder, MAM and MFSCo. The Trustees oversee the management of the Trust, the Fund, and the Portfolio and elect their officers. The officers are responsible for the Fund’s and the Portfolio’s day-to-day operations. The Trustees’ and officers’ names, addresses, years of birth, positions held with the Trust, and length of service as a Flex-funds Trustee are listed below. Also included is each Board member’s principal occupation during, at least, the past five years. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for all other mutual funds advised by MAM, including The Flex-funds, Meeder Advisor Funds, and the corresponding portfolios of The Flex-funds and Meeder Advisor Funds (collectively, the “Fund Complex”). Those Trustees who are “interested persons”, as defined in the 1940 Act, by virtue of their affiliation with the Fund Complex are indicated by an asterisk (*).

Name, Address(1), and Year of Birth	Position, Length of Service, and Number of Funds Overseen(2)	Principal Occupation During Past Five Years and Other Directorships Held(3)
Robert S. Meeder, Sr.* Year of Birth: 1929	Trustee	Chairman of Meeder Asset Management, Inc., an investment advisor; Chairman and Director of Mutual Funds Service Co., the Fund Complex’s transfer agent; Director of Adviser Dealer Services, Inc., the Fund Complex’s Distributor.
Milton S. Bartholomew Year of Birth: 1929	Trustee	Retired; formerly a practicing attorney in Columbus, Ohio; member of the Fund Complex’s Audit Committee.
Roger D. Blackwell Year of Birth: 1940	Trustee	Professor of Marketing and Consumer Behavior, The Ohio State University; President of Blackwell Associates, Inc., a strategic consulting firm.
Robert S. Meeder, Jr.* Year of Birth: 1961	Trustee and President	President of Meeder Asset Management, Inc.
Walter L. Ogle Year of Birth: 1937	Trustee	Retired; formerly Executive Vice President of Aon Consulting, an employee benefits consulting group; member of the Fund Complex’s Audit Committee.
Charles A. Donabedian Year of Birth: 1943	Trustee	CEO, Winston Advisors, Inc., an investment advisor; Chairman of the Fund Complex’s Audit Committee.
James W. Didion Year of Birth: 1930	Trustee	Retired; formerly Executive Vice President of Core Source, Inc., an employee benefit and Workers’ Compensation administration and consulting firm (1991 – 1997).
Jack W. Nicklaus Year of Birth: 1961	Trustee	Designer, Nicklaus Design, a golf course design firm and division of The Nicklaus Companies.
(1)	The address of each Trustee is 6125 Memorial Drive, Dublin, OH 43017.
(2)	Each Trustee serves for an indefinite term, until his or her resignation, death, or removal. Each Trustee oversees all nine Funds in the Fund Complex.
(3)	Robert S. Meeder, Sr., Robert S. Meeder, Jr., and Charles A. Donabedian serve as Trustees of the Meeder Premier Portfolios, which is managed by Meeder Asset Management, Inc., the Advisor of the Trust. Roger D. Blackwell is a Director of Anthony & Sylvan, Applied Industrial Technologies, Diamond Hill, and Max & Erma’s. Walter L. Ogle is a Director of Southtrust Bank, N.A. Florida.
*	Robert S. Meeder, Sr. is deemed an “interested person” of the Trust by virtue of his position as Chairman of Meeder Asset Management, Inc., the Advisor of the Portfolio. Robert S. Meeder, Jr. is deemed an “interested person” of the Trust by virtue of his position as President of Meeder Asset Management, Inc., the Advisor of the Portfolio.

The Statement of Additional Information includes additional information about each Trustee and is available without charge. To obtain a copy of the Statement of Addition Information, please contact your financial representative or call toll free 800-325-3539.

The Flex-funds

15

Manager and Investment Advisor:

Meeder Asset Management, Inc

6125 Memorial Drive

P.O. Box 7177

Dublin, Ohio 43017

Board of Trustees

Milton S. Bartholomew

Dr. Roger D. Blackwell

James Didion

Charles Donabedian

Robert S. Meeder, Sr.

Robert S. Meeder, Jr.

Jack Nicklaus II

Walter L. Ogle

Custodian

The Huntington National Bank

Columbus, Ohio 43215

Transfer Agent Dividend Disbursing Agent

Mutual Funds Service Co.

6125 Memorial Drive

Dublin, Ohio 43017

Auditors

KPMG LLP

Columbus, Ohio 43215

The Flex-funds

Managed by Meeder Asset Management, Inc.

6125 Memorial Drive, Dublin Ohio, 43017

Call Toll Free 800-325-3539 | 614-760-2159

Fax: 614-766-6669 | www.flexfunds.com

Email: flexfunds@meederfinancial.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

Item 3. Audit Committee Financial Expert.

Currently, The Flex-funds (the “Funds”) do not have an Audit Committee member who possesses all of the attributes required to be an “audit committee financial expert” as defined in instruction 2(b) of Item 3 of Form N-CSR. However, the Board of Trustees believes that each member of the Audit Committee has substantial experience relating to the review of financial statements and the operations of audit committees. Accordingly, the Board of Trustees believes that the members are qualified to evaluate the Funds’ financial statements, supervise the Funds’ preparation of its financial statements, and oversee the work of the Funds’ independent auditors. The Board of Trustees also believes that, although no single Audit Committee member possesses all of the attributes required to be an “audit committee financial expert”, the Audit Committee members collectively as a group possess the attributes required to be an “audit committee financial expert.”

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2004	2003
Audit Fees	$51,309	$54,196
Audit-Related Fees	—	—
Tax Fees	19,260	20,153
All Other Fees	5,500	2,027

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements. Tax fees include amounts related to tax compliance, tax planning, and tax advice. All other fees include amounts related to the registrant’s annual filing of Form N1A.

(e)(1) A purpose of the Audit Committee is to approve the engagement of the registrant’s independent auditors (i) to render audit and non-audit services for the registrant in accordance with Rule 2-01(c)(7)(i) of Regulation S-X, subject to the waiver provisions set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X, and (ii) to render non-audit services for the registrant’s investment advisors (other than a sub-advisor whose role is primarily portfolio management and is subcontracted or overseen by another investment advisor) and any other entity controlling by, or under common control with the investment advisor that provides ongoing services to the registrant, in each case under (ii) if the engagement relates directly to the operations and financial reporting of the registrant, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, subject to waiver provisions set forth in Rule 2-01(c)(7)(ii) of Regulation S-X.

(e)(2) 100% of services included in (b) – (d) above were approved pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant were $5,000 and $14,000, respectively.

(h) Not applicable.

Items 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. [Reserved]

Item 9. Controls and Procedures.

(a) Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b) There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits.

(a)(1) Code of Ethics filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act(17 CFR270.30a-2(a)). Filed herewith as EX-99.CERT.

(b) Certifications of principal executive officer and principal financial officer, under Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. ss.1350. Filed herewith as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Flex-funds

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date: September 1, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bruce E. McKibben
Bruce E. McKibben, Treasurer

Date: September 1, 2004

By:	/s/ Robert S. Meeder, Jr.
Robert S. Meeder, Jr., President

Date: September 1, 2004